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                                                             [CONFORMED COPY]


                     AGREEMENT AND PLAN OF CONSOLIDATION


                                      OF


                         BROCKTON TAUNTON GAS COMPANY

                        (A MASSACHUSETTS CORPORATION)

                                     AND

                            BAY STATE GAS COMPANY

                        (A MASSACHUSETTS CORPORATION)

            INTO A NEW CORPORATION TO BE ORGANIZED UNDER THE LAWS
             OF THE COMMONWEALTH OF MASSACHUSETTS UNDER THE NAME



                            BAY STATE GAS COMPANY



        AGREEMENT AND PLAN OF CONSOLIDATION, dated as of August 28, 1974, between BROCKTON TAUNTON GAS COMPANY, a Massachusetts corporation ("Brockton"), and BAY STATE GAS COMPANY, a Massachusetts corporation ("Bay State"), which corporations are herein collectively referred to as the "Constituent Corporations",

                                 WITNESSETH:

        WHEREAS, Brockton and Bay State are corporations organized and existing under the laws of The Commonwealth of Massachusetts; and

        WHEREAS, the authorized, issued and outstanding capital stock of Brockton consists of (i) 624,383 shares of Common Stock, $10 par value (the "Brockton Common Stock"), and (ii) 74,000 shares of Cumulative Preferred Stock, $50 par value (the "Brockton Cumulative Preferred Stock"), consisting of 14,534 shares of $3.80 Series, 30,346 shares of 5 5/8% Series and 29,120 shares of $3.25 Series; and

        WHEREAS, the authorized, issued and outstanding capital stock of Bay State consists of (i) 636,010 shares of Common Stock, $10 par value (the "Bay State Common Stock"), and (ii) 90,650 shares of Cumulative Preferred Stock, $100 par value (the "Bay State Cumulative Preferred Stock"), consisting of 21,100 shares of 4.70% Series, 29,550 shares of 8.70% Series and 40,000 shares of 9.95% Series; and

        WHEREAS, the Board of Directors of each of the Constituent Corporations deems it advisable and to the advantage and welfare of such Constituent Corporations and their respective stockholders that Brockton and Bay State shall be consolidated to form a new corporation as authorized by Chapter 164,
Section 96, of the General Laws of The Commonwealth of Massachusetts under and pursuant to the terms and conditions hereinafter set forth; and

        WHEREAS, the principal office of Brockton is located at 995 Belmont Street, Brockton, Massachusetts 02401, and the principal office of Bay State is located at 2025 Roosevelt Avenue, Springfield, Massachusetts 01101 ;

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        Now, THEREFORE, the parties to this Agreement, in consideration of the mutual agreements and provisions herein contained, have agreed and do hereby agree, each with the other, that Brockton and Bay State shall be consolidated into a single corporation which shall be a new corporation formed by means of such consolidation under Chapter 164, Sections 96 and 102A, of the General Laws of The Commonwealth of Massachusetts, and do hereby agree on and prescribe the terms and conditions of such consolidation, the mode of carrying such consolidation into effect and the manner of converting the shares of stock of each of such Constituent Corporations into shares of stock of such new corporation as follows:

                                  ARTICLE I

        This Agreement and the consolidation contemplated thereby shall be submitted to the holders of Brockton Common Stock and Brockton Cumulative Preferred Stock and of Bay State Common Stock and Bay State Cumulative Preferred Stock at meetings thereof held separately for their respective approvals in accordance with the requirements of Chapter 164, Section 96, of the General Laws of The Commonwealth of Massachusetts.

                                  ARTICLE II

        Subject to approval by the stockholders, approval by the Massachusetts Department of Public Utilities and the appropriate filings with that Department and with the Secretary of the Commonwealth pursuant to Chapter 164, Sections 96 and 102A, of the General Laws of The Commonwealth of Massachusetts, on the Effective Date (as hereinafter defined), Brockton and Bay State shall be and hereby are consolidated into a single new corporation to be formed by means of such consolidation, the name of which new corporation shall be Bay State Gas Company (the "Resulting Corporation" or the "Corporation").

                                 ARTICLE III

        The nature of the business, or objectives or purposes to be transacted, promoted or carried on by the Corporation are: to manufacture, to produce or otherwise acquire, to transport, store, compress and liquefy and to supply for public and private use artificial or natural gases or other gases, fuels or mixture of gases for flame, fuel, light, heat, refrigeration or power, for domestic or industrial use and other public and private uses and for lighting the streets and public and private buildings of cities, villages and towns in The Commonwealth of Massachusetts; and in connection with the foregoing: to purchase, build, own, lease, hold, sell and maintain lands and interests in lands, buildings, equipment, chattels, plants, franchises and appurtenances incidental to the production, manufacture, storage, transporting, compression, liquefaction and sale of gas; to do all kinds of mining, drilling, manufacturing and trading businesses authorized by the laws of The Commonwealth of Massachusetts; to lay and operate pipelines or other means of transporting gas; to purchase or otherwise acquire, hold, sell, assign and transfer its own securities and shares of capital stock, bonds or other evidences of ownership and indebtedness of other corporations or other business entities, and to exercise all the privileges of ownership, including voting upon the stock of other corporations so held, to carry on this business and have officers and agents therefor in other parts of the world; to hold, purchase, or otherwise acquire, mortgage and convey real estate and personal property inside and outside of The Commonwealth of Massachusetts and to have and possess all other powers and privileges incident, conducive or necessary to the attainment or carrying out of the objectives and purposes heretofore enumerated, together with all other powers and privileges now granted or which may hereafter be granted by the laws of The Commonwealth of Massachusetts to corporations of this nature.

                                  ARTICLE IV

        SECTION 1. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 1,612,358, of which 74,000 shall be shares of Cumulative Preferred Stock, $50 par value; 90,650 shall be shares of Cumulative Preferred Stock, $100 par value; and 1,447,708 shall be shares of Common Stock, $10 par value (the "Common Stock").




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        SECTION 2.  The preferences and voting powers or restrictions or qualifications applicable to both the Cumulative Preferred Stock, $50 par value, and the Cumulative Preferred Stock, $100 par value (hereinafter sometimes referred to collectively as the "Cumulative Preferred Stock"), are as follows:

        (A) The shares of both classes of Cumulative Preferred Stock may be issued, as the Board of Directors may determine, in one or more series
designated "Cumulative Preferred Stock, $ (or    %) Series" (inserting in each
case the dividend rate for the particular series). All shares of Cumulative Preferred Stock, irrespective of class or series, shall be of equal rank and shall be identical in all respects except that (i) the par value of one class of Cumulative Preferred Stock shall be $50 per share and the par value of the other class of Cumulative Preferred Stock shall be $100 per share, and (ii) the shares of different series within each class may vary, as determined by the Board of Directors and, if required by law, by the stockholders, in the following respects:

                (1) the number of shares of the particular series which may be issued;

                (2)     the annual dividend rate for the particular series;

                (3) the redemption price or prices for the particular series;

                (4) the distributive amount payable on the particular series in the event of any liquidation, dissolution or winding up of the affairs of the Corporation, when the same is voluntary and when the same is involuntary; and the distributive amount payable on the particular series in the event of any distribution to holders of, or any purchase or acquisition of, shares of Common Stock or any other stock ranking junior to the Cumulative Preferred Stock in respect of the distribution of assets, other than out of or from the Corporation's earned surplus;

                (5) the terms and amount of any sinking fund or purchase fund which may be provided for the redemption or purchase of shares of the particular series; and

                (6) the terms of any conversion, participation or other special rights, restrictions or qualifications which may lawfully be provided for the particular series.

        Whenever a vote of the Cumulative Preferred Stock may be required for any purpose, the shares voting, if of different classes or series, shall be counted irrespective of class or series and not by different classes or series, except as otherwise provided by law or by the Articles of Organization. All shares of the same series of either class of Cumulative Preferred Stock shall be identical (except as to the date from which dividends on shares issued at different times will be cumulative) in all respects and each certificate representing Cumulative Preferred Stock shall state the designation of the par value of the class and the series of which the shares represented by such certificate are a part.

        (B) Holders of the Cumulative Preferred Stock shall be entitled to receive, but only when and as declared by the Board of Directors out of funds legally available for the declaration and payment of dividends, cumulative dividends at the annual dividend rate per share fixed for the particular series, and no more, payable in cash quarterly on the first day of January, April, July and October in each year, commencing on the date specified for the first dividend payment, as herein provided to stockholders of record on the respective dates fixed in advance for the purpose by the Board of Directors prior to the payment of each such dividend, which record date for each dividend shall be the same for all series, before any dividends on, or distribution of assets (by purchase of shares or otherwise) to holders of, the Common Stock or any other stock ranking junior to the Cumulative Preferred Stock in respect of the payment of dividends shall be declared or paid or set apart for payment.

        Dividends on shares of both classes of Cumulative Preferred Stock shall be cumulative: (1) on shares of any series issued prior to the first dividend payment date, from the date of issue of such shares; (2) on shares of any series issued on or after such first dividend payment date, from the quarterly dividend payment date next preceding the date of issue of such shares or from the date of issue if that be a dividend payment date.



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        No dividend shall be declared on any series of either class of the
Cumulative Preferred Stock, or on any other class of preferred stock ranking on a parity with the Cumulative Preferred Stock in respect of the payment of dividends, for any quarterly dividend period, unless there shall likewise be declared on all shares of all series of both classes of Cumulative Preferred Stock and on any such parity preferred stock at the time outstanding, like proportionate dividends, ratably, in proportion to the respective annual dividend rates fixed therefor, for the same quarterly dividend period, to the extent that such shares are entitled to receive dividends for such quarterly dividend period.

        Whenever dividends accrued on all outstanding shares of Cumulative Preferred Stock to the next succeeding quarterly dividend payment date shall have been paid in full or declared and set apart for payment, the Board of Directors may declare and pay dividends on the Common Stock or any other stock ranking junior to the Cumulative Preferred Stock in respect of the payment of dividends.

        Accumulations of dividends on any shares of the Cumulative Preferred Stock shall not bear interest.

        The expression "dividends accrued", as used in Sections 2 and 3 of this
Article IV, shall mean the sum of amounts in respect of shares of the Cumulative Preferred Stock then outstanding which, as to each share, shall be an amount computed at the dividend rate per annum fixed for the particular share from the date from which dividends on such share became cumulative to the date with reference to which the expression is used, irrespective of whether such amount or any part thereof shall have been declared as dividends or there shall have existed any funds legally available for the declaration and payment thereof, less the aggregate of all dividends paid on such share.

        (C) The Corporation shall have the right, at its option and by resolution of its Board of Directors, to redeem any series of either class of the Cumulative Preferred Stock, as a whole at any time, or in part from time to time, upon payment in cash, in respect of each share redeemed, of the applicable redemption price fixed for the shares of the particular series, together with dividends accrued thereon to the date fixed for redemption, and by mailing, postage prepaid, at least thirty (30) days and not more than ninety
(90) days prior to the date fixed for said redemption, a notice specifying said redemption date to the holders of record of the Cumulative Preferred Stock to be redeemed, at their respective addresses as the same shall appear on the books of the Corporation. Except as otherwise provided in Subsection (A) (1) of Article IV, Section 3, in case of the redemption of a part only of any series of the Cumulative Preferred Stock at the time outstanding, the particular shares to be redeemed shall be, to the nearest full share, a proportionate part of the holdings of each holder of shares of such series, or, if in the judgment of the Board of Directors such proportionate selection shall be impracticable, the particular shares to be redeemed shall be selected in whole or in part by lot as the Board of Directors may determine.

        If such notice of redemption shall have been so mailed, and if, on or before the redemption date specified in such notice, all funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the account of the holders of the shares so to be redeemed, so as to be and continue to be available therefor, then, on and after said redemption date, notwithstanding that any certificate for the shares of the Cumulative Preferred Stock so called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding, the right to receive dividends thereon shall cease to accrue, and all rights with respect to such shares of the Cumulative Preferred Stock so called for redemption shall forthwith cease and terminate, except only the right of the holders thereof to receive, out of the funds so set aside in trust, the amount payable on redemption thereof, but without interest, and thereupon such stock shall be deemed canceled and retired. However, if, after mailing said notice as aforesaid and prior to the date of redemption specified in such notice, said funds shall be set aside by deposit in trust, for the account of the holders of the Cumulative Preferred Stock to be redeemed (and so as to be and continue to be available therefor), with a bank or trust company having a combined capital and surplus of at least $2,000,000, organized under the laws of the United States of America or of The Commonwealth of Massachusetts, thereupon all shares of the Cumulative Preferred Stock with respect to which such deposit shall have been made shall no longer be deemed to be outstanding, all rights with respect to such shares of the Cumulative Preferred Stock shall forthwith upon such


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deposit in trust cease and terminate, except only the right of the holders thereof to receive from such deposit the amount payable upon the redemption, but without interest.

        In case less than all the shares represented by a particular certificate are to be redeemed, a new certificate or certificates shall be issued representing the unredeemed shares.

        In case the holders of shares of Cumulative Preferred Stock which shall have been redeemed shall not within four (4) years after the redemption date claim any amount so deposited in trust for the redemption of such shares, such bank or trust company shall, upon demand, pay over to the Corporation any such unclaimed amount so deposited with it, and shall thereupon be relieved of all responsibility in respect thereof, and thereafter the holders of such shares shall look only to the Corporation for payment of the redemption price thereof, together with dividends accrued thereon to the date fixed for redemption, but without interest.

        If at any time the Corporation shall have failed to declare and pay or set apart for payment dividends in full upon both classes of the Cumulative Preferred Stock of all series for all past quarterly dividend periods, thereafter and until all such dividends shall have been paid in full or declared and set apart for payment, the Corporation shall not redeem or purchase, or permit any subsidiary to purchase, for any purpose, any shares of Cumulative Preferred Stock of either class or any series thereof, unless all shares of Cumulative Preferred Stock of both classes and all series thereof then outstanding shall be redeemed.

        Except as otherwise provided in the Articles of Organization, all shares of Cumulative Preferred Stock redeemed shall be canceled and retired and no shares shall be issued in place thereof.

        (D) In the event of any liquidation, dissolution or winding up (whether voluntary or involuntary) of the affairs of the Corporation, or of any distribution to holders of, or any purchase or acquisition of, shares of Common Stock or any other stock ranking junior to the Cumulative Preferred Stock in respect of the distribution of assets, other than out of or from the Corporation's earned surplus, then the holders of each series of both classes of the Cumulative Preferred Stock at the time outstanding shall be entitled to be paid in cash the distributive amount fixed for the particular series, together in each case with dividends accrued thereon to the date fixed for payment of such distributive amounts, and no more, before any such distribution or payment shall be made to the holders of Common Stock or any other stock ranking junior to the Cumulative Preferred Stock in respect of the distribution of assets.

        No payments on account of such distributive amounts shall be made to the holders of any series of either class of the Cumulative Preferred Stock or any other preferred stock ranking on a parity with the Cumulative Preferred Stock in respect of the distribution of assets, unless there shall likewise be paid at the same time to the holders of each other series of both classes of the Cumulative Preferred Stock or such parity stock like proportionate distributive amounts, ratably, in proportion to the full distributive amounts to which they are respectively entitled.

        After such payment to the holders of the Cumulative Preferred Stock or such parity stock, the remaining assets and funds of the Corporation shall be distributed among the holders of the Common Stock or any other stock ranking junior to the Cumulative Preferred Stock in respect of the distribution of assets then outstanding according to their respective rights.

        Neither the consolidation or merger of the Corporation with or into any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets, shall be deemed a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this Subsection (D).

        (E) Except as provided in the Articles of Organization, holders of the Cumulative Preferred Stock shall have no right to be represented at or to receive notice of meetings of the stockholders and shall have no right to vote for the election of Directors or for any other purpose or on any other subject.




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        However, whenever dividends accrued on any shares of any series of either class of the Cumulative Preferred Stock at the time outstanding shall equal or exceed an amount equivalent to six (6) full quarterly dividends thereon, holders of both classes of the Cumulative Preferred Stock shall have the right to be represented at and to receive notice of any meeting of the stockholders of the Corporation held for the purpose of electing Directors and the exclusive right, voting jointly as a single class, to elect the smallest number of Directors which will constitute a majority of the total number of Directors of the Corporation constituting the full Board; and the remaining Directors shall be elected by the holders of Common Stock and any other class of stock entitled to vote therefor.

        If and when all dividends in default on both classes of the Cumulative Preferred Stock shall have been paid in full or declared and set apart for payment, the holders of the Cumulative Preferred Stock shall again be excluded from the right to be represented at and to receive notice of any meeting of the stockholders of the Corporation and from the right to vote, except as provided in the Articles of Organization.

        Such dividends in default shall be declared and paid as soon as reasonably practicable unless payment thereof is prevented by law or by the provisions of any indenture or agreement to which the Corporation is a party or is bound.

        At any time when the right to vote for Directors shall accrue to holders of the Cumulative Preferred Stock as herein provided, a meeting of stockholders, if not otherwise called, shall be called by the Clerk of the Corporation upon request of, or may be called by, the holders of record of at least 2% of all shares of both classes of Cumulative Preferred Stock then outstanding for the purpose of electing (and if necessary increasing the number of) Directors. If at the time of any such meeting there shall not exist sufficient vacancies in the office of Director so as to permit the holders of both classes of the Cumulative Preferred Stock to elect a majority of the Directors of the Corporation, the holders of both classes of the Cumulative Preferred Stock, voting jointly as a single class, shall have the exclusive right to increase the number of Directors from eleven (11) to such number as will permit the holders of the Cumulative Preferred Stock to elect a majority of the total number of Directors of the Corporation. However, at the next meeting of stockholders of the Corporation at which Directors are elected, the number of Directors shall, without further vote of the holders of any class of stock of the Corporation, be reduced to eleven (11) and the holders of both classes of the Cumulative Preferred Stock shall, so long as they have the right to vote for Directors as herein provided, elect six (6) of such eleven (11) Directors.

        At any election of Directors held during a period when the holders of both classes of the Cumulative Preferred Stock have the right to vote for the election of Directors, the division of Directors into classes as provided in
Article V shall be disregarded and of no effect and all Directors elected at any such election shall serve until the next annual meeting of stockholders, subject to the following provision and until their successors shall be chosen and qualified.

        When all dividends in default on the Cumulative Preferred Stock shall have been paid in full, each Director elected by the holders of the Cumulative Preferred Stock shall cease to hold office upon the election of a new Board of Directors by the stockholders then entitled to vote for Directors at a meeting of stockholders which, if not otherwise called, shall be called by the Clerk of the Corporation upon request of, or may be called by, one or more of the Directors then in office. The eleven (11) Directors constituting any such new Board of Directors shall be divided into classes as provided in Article V and with such terms of office as would have pertained to the several classes had there been no interruption in their continuity by reason of the election of Directors by holders of the Cumulative Preferred Stock.

        If the event calling for the election of Directors as provided for herein shall occur not more than sixty (60) and not less than thirty (30) days before the date for an annual meeting of the stockholders, the election of Directors shall be held at such annual meeting, but otherwise at a special meeting of the stockholders to be called for such purpose.


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        Notice of every meeting of the stockholders held for the election of
Directors during a period when the holders of the Cumulative Preferred Stock have the right to vote for the election of Directors shall be given to the holders of record of both classes of Cumulative Preferred Stock and of Common Stock and of any other class of stock entitled to vote therefor and shall state the purpose of the meeting in respect of the election of Directors representing the different classes of stock.

        At each such meeting, one-third of the outstanding shares of both classes of the Cumulative Preferred Stock shall be required to constitute a quorum for the election of Directors by the Cumulative Preferred Stock and a majority of the outstanding shares of the Common Stock and of any other class of stock entitled to vote therefor shall be required to constitute a quorum for the election of Directors by the Common Stock and such other class of stock.

        If for lack of a quorum or for any other reason, at any meeting at which holders of the Cumulative Preferred Stock have the right to elect Directors, such holders or the holders of the Common Stock or of any other class of stock entitled to vote therefor shall not elect the number of Directors they are entitled to elect, the holders of the other class or classes of stock, provided they have elected the number of Directors they are entitled to elect, may also elect such additional Directors as are necessary to constitute the full Board, but no person shall be so elected as an additional Director except a Director in office at the time of the meeting who had been elected by the class or classes of stock failing to exercise its or their voting rights so long as any such Director in office is available for such election.

        In case of any vacancy in the office of a Director elected by the holders of a particular class or classes of stock, the remaining Directors elected by the holders of that class or those classes, by vote of a majority thereof, or the remaining Director so elected if there be only one, may fill the vacancy by the election of a successor to hold office for the unexpired term of such Director. So long as any shares of the Cumulative Preferred Stock of any class or any series thereof are outstanding, no amendment of the Articles of Organization shall authorize the removal of any Director elected by holders of the Cumulative Preferred Stock except by vote of the holders thereof in accordance with Subsection (F) (1) of this Article IV, Section 2.

        Directors elected by, or in place of Directors elected by, holders of the Cumulative Preferred Stock need not be stockholders of the Corporation.

        (F) (1) So long as any shares of either class of Cumulative Preferred Stock of any series thereof are outstanding, the Corporation shall not, by merger, consolidation or otherwise, without the vote at a meeting called for that purpose of holders of at least two-thirds of the total number of shares of both classes of the Cumulative Preferred Stock of all series then outstanding, voting jointly as a single class:

                (a) amend, alter or repeal any of the provisions of either class of the Cumulative Preferred Stock, or of any series thereof, which would change the preferences or rights of the holders thereof in any manner adverse to the holders thereof, except that if such amendment, alteration or repeal shall affect the rights of the holders of either class or any series thereof differently from that in which the rights of both classes or all series are affected, the vote of the holders of two-thirds of the total number of shares of each class or series so affected shall be required; provided, however, that no such amendment, alteration or repeal shall affect the right of the holders of both classes of the Cumulative Preferred Stock to receive cumulative dividends at the rate fixed for the series of which their respective shares are a part, or to receive payment in cash of the redemption price or prices fixed for the series of which their respective shares are a part in the event of redemption, or to receive payment in cash of the distributive amount fixed for the series of which their respective shares are a part in the event of either voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, or in the event of any distribution to holders of, or any purchase or acquisition of, shares of Common Stock or any other stock ranking junior to the Cumulative Preferred Stock in respect of the distribution of assets, other than out of or from the Corporation's earned surplus; or



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                (b)  create, authorize or issue any class of stock ranking prior to or on a parity with the Cumulative Preferred Stock in respect of either the payment of dividends or the distribution of assets, or issue any shares of any such class of stock more than one hundred eighty (180) days after the issue thereof has been so authorized by the holders of both classes of the Cumulative Preferred Stock; or

                (c) merge into or consolidate with any other corporation unless such merger or consolidation shall have been approved by order of the Massachusetts Department of Public Utilities or other regulatory authority having Jurisdiction in the premises, and unless the Corporation shall itself be the successor corporation; or

                (d) sell or transfer its assets as, or substantially as, an entirety. The term "sell or transfer", as used herein, includes a lease or exchange but does not include a mortgage or pledge.

        (2) So long as any shares of the Cumulative Preferred Stock of either class or any series thereof are outstanding, the Corporation shall not, without the vote at a meeting called for that purpose of the holders of at least a majority of the total number of shares of both classes of the Cumulative Preferred Stock of all series then outstanding, voting jointly as a single class, issue any shares of either class of Cumulative Preferred Stock in addition to the shares of all series of both classes of the Cumulative Preferred Stock initially authorized to be issued up to that time (except for the purpose of retiring the Cumulative Preferred Stock, $100 par value, or stock ranking prior to or on a parity with the Cumulative Preferred Stock, $100 par value, in respect of either the payment of dividends or the distribution of assets, provided the aggregate par or stated value of any shares so issued shall not exceed the aggregate par or stated value of the shares to be retired) unless, after giving effect thereto,

                (a) net income of the Corporation for any period of twelve months within the next preceding fifteen months shall have been at least equal to two (2) times the sum of the annual dividend requirements on all shares of both classes of the Cumulative Preferred Stock and on all shares of stock ranking prior to or on a parity with the Cumulative Preferred Stock in respect of either the payment of dividends or the distribution of assets which are to be outstanding after giving effect to such issue, including the shares to be issued but excluding any shares of either class of Cumulative Preferred Stock or of such prior or parity stock to be retired in connection with such issue; and

                (b) net income of the Corporation for any period of twelve months within the next preceding fifteen months (after adding back interest charges on funded debt of the Corporation deducted in the computation) shall have been at least equal to one and one-half (1 1/2) times the sum of (x) the annual interest charges on funded debt of the Corporation to be outstanding at the time of such issue, plus
         (y) the annual dividend requirements on all shares of both classes of the Cumulative Preferred Stock and on all shares of stock ranking prior to or on a parity with the Cumulative Preferred Stock in respect of either the payment of dividends or the distribution of assets which are to be outstanding after giving effect to such issue, including the shares to be issued but excluding any funded debt or shares of either class of Cumulative Preferred Stock or of such prior or parity stock to be retired in connection with such issue; and

                (c) the aggregate amount of (x) capital represented by the Common Stock and any other stock ranking junior to the Cumulative Preferred Stock in respect of the distribution of assets, plus (y) the sum of the capital surplus, earned surplus, surplus invested in plant and premiums paid on capital stock of all classes of the Corporation, would be at least equal to the aggregate amount payable upon involuntary liquidation, dissolution or winding up of the affairs of the Corporation on all shares of both classes of the Cumulative Preferred Stock and on all shares of stock ranking prior to or on a parity with the Cumulative Preferred Stock in respect of the distribution of assets which are to be outstanding after giving effect to such issue, including the shares to be issued but excluding any shares of either class of Cumulative Preferred Stock or of such prior or parity stock to be retired in connection with such issue.

        The term "funded debt", as used in this Subsection (F), shall mean all indebtedness, determined in accordance with generally accepted accounting principles, maturing more than twelve months from the date on which it was


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incurred, except that there shall not be included in funded debt any indebtedness for the payment or redemption of which at maturity or on a redemption date sums sufficient for the payment thereof have been deposited in trust.

        The term "net income", as used in this Subsection (F), shall mean the net income of the Corporation, after provision for all Federal and state taxes, determined in accordance with generally accepted accounting principles, subject to any applicable requirements imposed by the Massachusetts Department of Public Utilities or other regulatory body having jurisdiction.

        (G) Except as otherwise provided by law, no holder of either class of Cumulative Preferred Stock shall be entitled as such as a matter of right to subscribe for or purchase any part of any new or additional issue of stock or warrants carrying rights to stock, or securities convertible into stock, of any class whatever, whether now or hereafter authorized, and whether issued for
cash, property, services or otherwise.   If it is required by law that such new
or additional issue be offered proportionately to the stockholders, then the holders of all classes of preferred stock only shall be entitled to subscribe for new or additional preferred stock of any class and the holders of Common Stock only shall be entitled to subscribe for new or additional Common Stock; and notice of such increase as required by law need be given and the new shares need be offered proportionately only to stockholders who are so entitled to subscribe.

        (H) Except as otherwise provided by law, shares of either class of Cumulative Preferred Stock when duly authorized may be issued for such consideration as may be fixed from time to time by the Board of Directors and, upon receipt by the Corporation of the consideration so fixed, such shares shall be deemed to have been fully paid and shall not be liable to any further call or assessment.


        (I)  Subject to the limitations, if any, contained in this Section 2 of
Article IV, the Corporation may from time to time issue additional capital stock divided into classes with such preferences, voting powers, restrictions, qualifications and other incidents as may be determined in accordance with applicable provisions of law and the terms of outstanding capital stock. Without limiting the generality of the foregoing, any such additional capital stock may be an additional series of either class of Cumulative Preferred Stock or additional shares of any series of either class of Cumulative Preferred Stock (other than all series of both classes authorized to be issued up to that time) within the limit fixed for such series.

        (J) No stockholder, Director, officer or agent of the Corporation shall be held individually responsible for any action taken in good faith though subsequently adjudged to be in violation of this Section 2 of Article IV.

         SECTION 3. Terms applicable to each class of Cumulative Preferred Stock are as follows:

        (A) Terms applicable to particular series of the Cumulative Preferred Stock, $50 par value:

                (1) The first series of the Cumulative Preferred Stock, $50 par value, shall be designated "Cumulative Preferred Stock, $3.80 Series"; the number of shares of such series which may be issued shall be limited to 14,534 shares; the annual dividend rate per share for such series shall be $3.80; the redemption price for such series shall be $83 per share, plus dividends accrued thereon to the date fixed for redemption; and the distributive amount fixed for said series in the event of any involuntary liquidation, dissolution or winding up of the affairs of the Corporation shall be $81.50 per share, and the distributive amount fixed for said series in the event of any voluntary liquidation, dissolution or winding up of the affairs of the Corporation and in the event of any distribution to holders of, or any purchase or acquisition of, shares of Common Stock or any other stock ranking junior to the Cumulative Preferred Stock in respect of the distribution of assets, other than out of or from the Corporation's earned surplus, shall be $83 per share, plus in each case dividends accrued thereon to the date of distribution.

        Subject to the provisions of the Articles of Organization and of any law and of any indenture or agreement to which the Corporation is a party or is bound, the Corporation will, on July 1 in each year, redeem at least 400 shares of the Cumulative Preferred Stock, $3.80 Series, at $83 per share together with dividends accrued thereon to the particular July 1; provided, however, that the Corporation may credit against the 400 shares so required to be redeemed on each July 1 up to 200 shares purchased during the twelve month period ended with the next preceding May 31.

        Shares so to be redeemed will be redeemed in accordance with the provisions of Subsection (C) of Article IV, Section 2, except that the particular shares to be redeemed shall be selected by lot. On or before May 31 in each year, the Corporation will call for redemption the number of shares required to be redeemed on the next following July 1.

        The Corporation shall not be obligated to redeem any shares of Cumulative Preferred Stock, $3.80 Series, on any July 1 unless all dividends accrued on all shares of such series shall have been declared or paid, including the quarterly dividend payable on such July 1. The Corporation's obligation to redeem shares of such series shall be non-cumulative.

        (2) The second series of the Cumulative Preferred Stock, $50 par value, shall be designated "Cumulative Preferred Stock, 5 5/8% Series"; the number of shares of such series which may be issued shall be limited to 30,346 shares; the annual dividend rate per share for such series shall be 5 5/8% of the par value thereof; the redemption prices for such series shall be $52 per share if such date is before December 1, 1975 and $51 per share if such date is on or after December 1, 1975, together in each case with dividends accrued thereon to the date fixed for redemption; and the distributive amount fixed for said series in the event of any involuntary liquidation, dissolution or winding up of the affairs of the Corporation shall be $50 per share, and the distributive amount fixed for said series in the event of any voluntary liquidation, dissolution or winding up of the affairs of the Corporation and in the event of any distribution to holders of, or any purchase or acquisition of, shares of Common Stock or any other stock ranking junior to the Cumulative Preferred Stock in respect of the distribution of assets, other than out of or from the Corporation's earned surplus, shall be equal to the applicable redemption price per share, plus in each case dividends accrued thereon to the date of distribution.

        Subject to the provisions of the Articles of Organization and of any law and of any indenture or agreement to which the Corporation is a party or is bound, the Corporation will on each January 1, purchase, at the price of $50 per share plus dividends accrued to the particular January 1, shares of Cumulative Preferred Stock, 5 5/8% Series, tendered to the Corporation, the number of shares so to be purchased not to exceed 1,300 shares.

        Such purchases shall be made from the holders of record of shares of such series at the close of business on the record date for the payment of the quarterly dividend payable on such January 1, and shall be made, as nearly as may be practical and without the purchase of fractional shares, so that, except as hereinafter provided, the number of shares purchased on any January 1 from each such holder of record shall, to the extent shares are tendered by such holder, equal but not exceed that number of shares which bears the same ratio to 1,300, as the number of shares so held of record by such holder bears to the total number of shares of such series outstanding on such record date.
However, if the shares so held of record by any such holder are shares acquired by such holder from the Corporation upon the original issue of the Cumulative Preferred Stock, 5 5/8% Series, the number of shares purchased from such holder shall, to the extent shares are tendered by Such holder, equal but not exceed that number of shares which bears the same ratio to 1,300 as the number of shares so acquired by such holder upon such original issue bears to 40,000.

        On or before December 1 of each year, the Corporation shall give to each holder of record of shares of such series at the close of business, on the record date for the payment of the quarterly dividend payable on the next following January 1, written notice of the Corporation's willingness to purchase shares of such series on such January 1 and designating the place at which tenders are to be made. Each such holder of record may, whether or not the Corporation shall give such written notice, deliver to the Corporation, on or before December 24 next following such December 1, written notice of the number of shares which, within the limitations provided above, it elects to tender for purchase by the Corporation on such January 1. At least one (1) full business day prior to January 1, each such holder of record who has given such a written notice shall tender such shares by delivering to the Corporation, at the place so designated by the Corporation, certificates for said number of shares, duly endorsed with signature properly guaranteed. All shares so purchased shall be cancelled and shall not be reissued.

        The Corporation shall not be obligated to purchase any shares of Cumulative Preferred Stock, 5 5/8% Series, on any January 1 unless all dividends accrued on all shares of such series shall have been declared or paid, including the quarterly dividend payable on such January 1. The Corporation's obligation to purchase shares of such series shall be cumulative, so that, if for any reason the Corporation shall (i) be unable to purchase any shares, or (ii) fail to purchase the full number of shares tendered to it, then, the number of shares for which the Corporation would have been required to receive tenders in the case of (i) above, or the number of shares which the Corporation failed to purchase in the case of (ii) above, shall be added to the 1,300 shares, which the Corporation shall be required to receive tenders for and to purchase on the next January 1 or, in the event the Corporation shall for any reason be unable to purchase any shares on such next January 1, on the first succeeding January 1 on which the Corporation is not so unable to purchase shares.


        (3) The third series of the Cumulative Preferred Stock, $50 par value, shall be designated "Cumulative Preferred Stock, $3.25 Series"; the number of shares of such series which may be issued shall be limited to 29,120 shares; the annual dividend rate per share for such series shall be $3.25; the redemption prices for such series shall be $55 per share if the date fixed for redemption is before December 15, 1976, $51.625 per share if such date is on or after December 15, 1976 but before December 15, 1979, $50.8125 per share if such date is on or after December 15, 1979 but before December 15, 1982, and $50 per share if such date is on or after December 15, 1982, together in each case with dividends accrued thereon to the date fixed for redemption. The distributive amount fixed for said series in the event of any involuntary liquidation, dissolution or winding up of the affairs of the Corporation shall be $50 per share, and the distributive amount fixed for said series in the event of any voluntary liquidation, dissolution or winding up of the affairs of the Corporation and in the event of any distribution to holders of, or any purchase or acquisition of, shares of Common Stock or any other stock ranking junior to the Cumulative Preferred Stock in respect of the distribution of assets, other than out of or from the Corporation's earned surplus, shall be equal to the applicable redemption price per share, plus in each case dividends accrued thereon to the date of distribution.

        Subject to the provisions then in effect of the Articles of Organization, any law and any agreements relating to borrowed money to which Brockton Taunton Gas Company was a party on December 31, 1965, the Corporation will, on each January 1, purchase, at the price of $50 per share, plus dividends accrued to the particular January 1, shares of Cumulative Preferred Stock, $3.25 Series, tendered to the Corporation, the number of shares so to be purchased to be not less than 640 shares; provided, however, that, if in accordance with the provisions of the Articles of Organization the Corporation receives from the holders of record of shares of such series tenders of an aggregate of less than 640 shares of such series for purchase by the Corporation on any January 1, the obligation of the Corporation to purchase shares of such series on the particular January 1 shall be limited to the number of shares so tendered.

        Such purchases shall be made from the holders of record of shares of such series at the close of business on the record date for the payment of the quarterly dividend payable on such January 1, and shall be made, is nearly as may be practical and without the purchase of fractional shares, so that the number of shares purchased on any January 1 from each such holder of record shall, to the extent shares are tendered by such holder, equal but not exceed that number of shares which bears the same ratio to 640 as the number of shares so held of record by such holder bears to the total number of shares of such series outstanding on such record date.

        On or before December 1 of each year, the Corporation shall give to each holder of record of shares of such series at the close of business on the record date for the payment of the quarterly dividend payable on the next following January 1 written notice of the Corporation's willingness to purchase shares of such series on such January 1 and designating the place at which tenders are to be made. Each such holder of record may, whether or not the Corporation shall give such written notice, deliver to the Corporation, on or before December 24 next following such December 1, written notice of the number of shares which, within the limitations provided above, it elects to tender for purchase by the Corporation on such January 1. At least one ( 1 ) full business day prior to such January 1, each such holder of record who has given such written notice shall tender such shares by delivering to the Corporation, at the place so designated by the Corporation, certificates for said number of shares, duly endorsed with signature properly guaranteed. All shares so purchased shall be cancelled and shall not be reissued.

        The Corporation shall not be obligated to purchase any shares of Cumulative Preferred Stock, $3.25 Series, on any January 1 unless all dividends accrued on all shares of such series shall have been declared or paid, including the quarterly dividend payable on such January 1. The Corporation's obligation to purchase shares of such series shall be cumulative, so that, if for any reason the Corporation shall (i) be unable to purchase any shares, or
(ii) fail to purchase the full number of shares tendered to it, then, the number of shares for which the Corporation would have been required to receive tenders in the case of (i) above, or the number of shares which the Corporation failed to purchase in the case of (ii) above, shall be added to the 640 shares which the Corporation shall be required to receive tenders for and to purchase on the next January 1 or, in the event the Corporation shall for any reason be unable to purchase any shares on such next January 1, on the first succeeding January 1 on which the Corporation is not so unable to purchase shares.

        (B) Terms applicable to particular series of the Cumulative Preferred Stock, $100 par value:

             (1) The first series of Cumulative Preferred Stock, $100 par value, shall be designated "Cumulative Preferred Stock, 4.70% Series"; the number of shares of such series which may be issued shall be limited to 21,100 shares; the annual dividend rate per share for such series shall be 4.70% of the par value thereof; the redemption prices for such series shall be $103 per share if such date is on or before June 30, 1979 and $102 per share if such date is after June 30, 1979, plus in each case dividends accrued thereon to the date fixed for redemption; the distributive amount fixed for said series in the event of any involuntary liquidation, dissolution or winding up of the affairs of the Corporation shall be $100 per share, plus dividends accrued thereon to the date of distribution; and the distributive amount fixed for said series in the event of any voluntary liquidation, dissolution or winding up of the affairs of the Corporation and in the event of any distribution to holders of, or any purchase or acquisition of, shares of Common Stock or any other stock ranking junior to the Cumulative Preferred Stock in respect of the distribution of asset other than out of or from the Corporation's earned surplus, shall be the applicable redemption price per share, which shall include dividends accrued thereon to the date of distribution.

        Subject to the provisions of the Articles of Organization and of any law and of any agreement as in effect on April 1, 1964 relating to borrowed money to which Springfield Gas Light Company was, on that date, a party, the Corporation will, on each July 1, purchase, at the price of $100 per share, plus dividends accrued to the particular July 1, not less than 500 shares of Cumulative Preferred Stock, 4.70% Series, tendered to the Corporation; provided, however, that, if in accordance with the provisions of the Articles of Organization, the Corporation receives from the holders of record of shares of such series tenders of an aggregate of less than 500 shares of such series for purchase by the Corporation on any July 1, the obligation of the Corporation to purchase shares of such series on the particular July 1 shall be limited to the number of shares so tendered.

        Such purchases shall be made from the holders of record of shares of such series at the close of business on the record date for the payment of the quarterly dividend payable on such July 1, and shall be made, as nearly as may be practical and without the purchase of fractional shares, so that, except as hereinafter provided, the number of shares purchased on any July 1 from each such holder of record shall, to the extent shares are tendered by such holder, equal but not exceed that number of shares which bears the same ratio to the aggregate number of shares to be purchased by the Corporation on the particular July 1, as the number of shares so held of record by such holder bears to the total number of shares of such series outstanding on such record date.
However, if the shares so held of record by any such holder are shares acquired by such holder from the Corporation upon the original issue of the shares of Cumulative Preferred Stock, 4.70% Series, the number of shares purchased from such holder shall, to the extent shares are tendered by such holder, equal but not exceed that number of shares which bears the same ratio to the aggregate number of shares to be purchased by the Corporation on the particular July 1, as the number of shares so acquired by such holder upon such original issue bears to 25,000.

        On or before June 1 of each year, the Corporation shall give to each holder of record of shares of such series at the close of business on the record date for the payment of the quarterly dividend payable on the next following July 1 written notice of the Corporation's willingness to purchase shares of such series on such July 1 and designating the place at which tenders are to be made. Each such holder of record may, whether or not the Corporation shall give such written notice, deliver to the Corporation, on or before June 23 next following such June 1, written notice of the number of shares which, within the limitations provided above, it elects to tender for purchase by the Corporation on such July 1. At least one (1) full business day prior to such July 1, each such holder of record who has given such a written notice shall tender such shares by delivering, to the Corporation, at the place so designated by the Corporation, certificates for said number of shares, duly endorsed with signature properly guaranteed. All shares so purchased shall be cancelled and shall not be reissued.

        The Corporation shall not be obligated to purchase any shares of Cumulative Preferred Stock, 4.70% Series, on any July 1, unless all dividends accrued on all shares of such series shall have been declared or paid, including the quarterly dividend payable on such July 1. The Corporation's obligation to purchase shares of such series shall not be cumulative, except that, if on any July 1 the Corporation shall (i) fail as the result of its financial inability to purchase any shares, or (ii) fail for any other reason to purchase the full number of shares which the Corporation is required to purchase on the particular July 1, then, the number of shares which the Corporation failed to purchase shall be added to the number of shares which the Corporation shall be required to receive tenders for and to purchase on the next July 1 or, in the event the Corporation shall for any reason be unable to purchase any shares on such next July 1, on the first succeeding July 1 on which the Corporation is not so unable to purchase shares.

        (2) The second series of the Cumulative Preferred Stock, $100 par value, shall be designated "Cumulative Preferred Stock, 8.70% Series"; the number of shares of such series which may be issued shall be limited to 29,550 shares; the annual dividend rate per share for such series shall be 8.70% of the par value thereof; the redemption prices for such series shall be $108.70 per share if the date fixed for redemption is on or before January 1, 1982, $104.35 per share if such date is after January 1, 1982 but on or before January 1, 1985, $102.175 per share if such date is after January 1, 1985 but on or before January 1, 1988, and $100 per share if such date is after January 1, 1988, plus in each case dividends accrued thereon to the date fixed for redemption; the distributive amount fixed for said series in the event of any involuntary liquidation, dissolution or winding up of the affairs of the Corporation shall be $100 per share, plus dividends accrued thereon to the date of distribution; and the distributive amount fixed for said series in the event of any voluntary liquidation, dissolution or winding up of the affairs of the Corporation and in the event of any distribution to holders of, or any purchase or acquisition of, shares of Common Stock or any other stock ranking junior to the Cumulative Preferred Stock, in respect of the distribution of assets, other than out of or from the Corporation's earned surplus, shall be the applicable redemption price per share, which shall include dividends accrued thereon to the date of distribution.

        Prior to January 1, 1982, the Corporation shall not, except for purchases made pursuant to this Subsection (B) (2) of Article IV, Section 3, redeem any shares of the Cumulative Preferred Stock, 8.70% Series, through any refunding operation resulting in a dividend rate, interest rate or other cost of money to the Corporation of less than 8.70% per annum.

        Subject to the provisions of the Articles of Organization and of any law and of any agreement as in effect on October 1, 1971 relating to borrowed money to which Springfield Gas Light Company was, on that date, a party, the Corporation will, on each January 1, purchase, at the price of $100 per share, plus dividends accrued to the particular January 1, not less than 900 shares of Cumulative Preferred Stock, 8.70% Series, tendered to the Corporation; provided, however, that, if in accordance with the provision of the Articles of Organization the Corporation receives from the holders of record of shares of such series tenders of an aggregate of less than 900 shares of such series for purchase by the Corporation on any January 1, the obligation of the Corporation to purchase shares of such series on the particular January 1 shall be limited to the number of shares so tendered.

        Such purchases shall be made from the holders of record of shares of such series at the close of business on the record date for the payment of the quarterly dividend payable on such January 1, and shall be made, as nearly as may be practical and without the purchase of fractional shares, so that, except as hereinafter provided, the number of shares purchased on any January 1 from each such holder of record shall, to the extent shares are tendered by such holder, equal but not exceed that number of shares which bears the same ratio to the aggregate number of shares to be purchased by the Corporation on the particular January 1, as the number of shares so held of record by such holder bears to the total number of shares
of such series outstanding on such record date.   However, if the shares so
held of record by any such holder are shares acquired by such holder from the Corporation upon the original issue of the shares of Cumulative Preferred Stock, 8.70% Series, the number of shares purchased from such holder shall, to the extent shares are tendered by such holder, equal but not exceed that number of shares which bears the same ratio to the aggregate number of shares to be purchased by the Corporation on the particular January 1, as the number of shares so acquired by such holder upon such original issue bears to 30,000.

        On or before December 1 of each year, the Corporation shall give to each holder of record of shares of such series at the close of business on the record date for the payment of the quarterly dividend payable on the next following January 1 written notice of the Corporation's willingness to purchase shares of such series on such January 1 and designating the place at which tenders are to be made. Each such holder of record may, whether or not the Corporation shall give such written notice, deliver to the Corporation, on or before December 23 next following such December 1, written notice of the number of shares which, within the limitations provided above, it elects to tender for purchase by the Corporation on such January 1. At least one (1) full business day prior to such January 1, each such holder of record who has given such a written notice shall tender such shares by delivering to the Corporation, at the place so designated by the Corporation, certificates for said number of shares, duly endorsed with signature properly guaranteed. All shares so purchased shall be cancelled and shall not be reissued.

        The Corporation shall not be obligated to purchase any shares of Cumulative Preferred Stock, 8.70% Series, on any January 1 unless all dividends accrued on all shares of such series shall have been declared or paid, including the quarterly dividend payable on such January 1. The Corporation's obligation to purchase shares of such series shall not be cumulative, except that, if on any January 1 the Corporation shall (i) fail as the result of its financial inability to purchase any shares, or (ii) fail for any other reason to purchase the full number of shares which the Corporation is required to purchase on the particular January 1, then, the number of shares which the Corporation failed to purchase shall be added to the number of shares which the Corporation shall be required to receive tenders for and to purchase on the next January 1 or, in the event the Corporation shall for any reason be unable to purchase any shares on such next January 1, on the first succeeding January 1 on which the Corporation is not so unable to purchase shares.

        (3) The third series of the Cumulative Preferred Stock, $100 par value, shall be designated "Cumulative Preferred Stock, 9.95% Series"; the number of shares of such series which may be issued shall be limited to 40,000 shares; the annual dividend rate per share for such series shall be 9.95% of the par value thereof; the redemption prices for such series shall be $115 per share if the date fixed for redemption is on or before July 1, 1979, $110 per share if such date is after July 1, 1979 but on or before July 1, 1984, $108 per share if such date is after July 1, 1984 but on or before July 1, 1989, $105 per share if such date is after July 1, 1989 but on or before July 1, 1994 and $101 per share if such date is after July 1, 1994, plus in each case dividends accrued thereon to the date fixed for redemption; the distributive amount fixed for said series in the event of any involuntary liquidation, dissolution or winding up of the affairs of the Corporation shall be $100 per share, plus dividends accrued thereon to the date of distribution; and the distributive amount fixed for said series in the event of any voluntary liquidation, dissolution or winding up of the affairs of the Corporation and in the event of any distribution to holders of, or any purchase or acquisition of, shares of Common Stock or any other stock ranking junior to the Cumulative Preferred Stock in respect of the distribution of assets, other than out of or from the Corporation's earned surplus, shall be the applicable redemption price per share, which shall include dividends accrued thereon to the date of distribution.

        Prior to July 1, 1979, the Corporation shall not, except for purchases made pursuant to this Subsection (B) (3) of Article IV, Section 3, redeem any shares of the Cumulative Preferred Stock, 9.95% Series, through any refunding operation resulting in a dividend rate, interest rate or other cost of money to the Corporation of less than 9.95% per annum.

        Subject to the provisions of the Articles of Organization and of any law and of any agreement as in effect on April 25, 1974 relating to borrowed money to which Bay State Gas Company was, on that date, a party, the Corporation will, on July 1, 1977 and on each July 1 thereafter, purchase, at the price of $100 per share, plus dividends accrued to the particular July 1, not less than 1,600 shares of Cumulative Preferred Stock, 9.95% Series, tendered to the Corporation; provided, however, that, if in accordance with the provisions of the Articles of Organization the Corporation receives from the holders of record of shares of such series tenders of an aggregate of less than 1,600 shares of such series for purchase by the Corporation on any July 1, the obligation of the Corporation to purchase shares of such series on the particular July 1 shall be limited to the number of shares so tendered.

        Such purchases shall be made from the holders of record of shares of such series at the close of business on the record date for the payment of the quarterly dividend payable on such July 1, and shall be made, as nearly as practical and without the purchase of fractional shares, so that the number of shares purchased on any July 1 from each such holder of record shall, to the extent shares are tendered by such holder, equal but not exceed that number of shares which bears the same ratio to the aggregate number of shares to be purchased by the Corporation on the particular July 1, as the number of shares so held of record by such holder bears to the total number of shares of such series outstanding on such record date.

        On or before June 1 of each year commencing June 1, 1977, the Corporation shall give to each holder of record of shares of such series at the close of business on the record date for the payment of the quarterly dividend payable on the next following July 1 written notice of the Corporation's willingness to purchase shares of such series on such July 1 and designating the place at which tenders are to be made. Each such holder of record may, whether or not the Corporation shall give such written notice, deliver to the Corporation, on or before June 23 next following such June 1, written notice of the number of shares which, within the limitations provided above, it elects to
tender for purchase by the Corporation on such July 1.   At least one (1) full
business day prior to such July 1, each such holder of record who has given such a written notice shall tender such shares by delivering to the Corporation, at the place so designated by the Corporation, certificates for said number of shares, duly endorsed with signature properly guaranteed. All shares so purchased shall be cancelled and shall not be reissued.

        The Corporation shall not be obligated to purchase any shares of the Cumulative Preferred Stock, 9.95% Series, on any July 1 unless all dividends accrued on all shares of such series shall have been declared or paid, including the quarterly dividend payable on such July 1. The Corporation's obligation to purchase shares of such series shall not be cumulative, except that, if on any July 1 the Corporation shall (i) fail as the result of its financial inability to purchase any shares, or (ii) fail for any other reason to purchase the full number of shares which the Corporation is required to purchase on the particular July 1, then, the number of shares which the Corporation failed to purchase shall be added to the number of shares which the Corporation shall be required to receive tenders for and to purchase on the next July 1 or, in the event the Corporation shall for any reason be unable to purchase any shares on such next July 1, on the first succeeding July 1 on which the Corporation is not so unable to purchase shares.

        SECTION 4. The terms of the Common Stock, in addition and subject to the provisions of Sections 1, 2 and 3 of this Article IV, are as follows:

        Each share of the Common Stock shall be equal to every other share thereof in all respects.

        Except as in the Articles of Organization provided, holders of the Common Stock shall have the exclusive right to vote for the election of Directors and for any other purpose or on any other subject and to be represented at and to receive notice of any meeting of stockholders.

                                  ARTICLE V

        The Corporation shall have eleven Directors divided into five classes with their respective terms of office arranged so that the term of office of one class expires in each year. The terms of office of the directorships are as follows: two Directors whose term will expire at the annual meeting in 1975, two Directors whose term will expire at the annual meeting in 1976, two Directors whose term will expire at the annual meeting in 1977, two Directors whose term will expire at the annual meeting in 1978 and three Directors whose term will expire at the annual meeting in 1979. As the term of each class expires, a corresponding number of Directors will be elected by ballot for a term of five years.

                                  ARTICLE VI

        SECTION 1. The Corporation is to have perpetual existence.

        SECTION 2. No holder of any share of stock of the Corporation shall, because of his holding or ownership of stock, have a preemptive or other right to purchase, subscribe for or take any part of any stock of such Corporation.

        SECTION 3. The Directors of the Corporation may make, amend or repeal the By-Laws in whole or in part except with respect to any provision thereof which by law or the Articles of Organization requires action by the stockholders or any class thereof.

        SECTION 4. In the absence of fraud, no contract or other transaction between the Corporation and any other firm or corporation shall be affected or invalidated by reason of the fact that any one or more of the Directors or officers of the Corporation is or are interested in, or is a member, stockholder, director or officer, or are members, stockholders, directors or officers, of such other firm or corporation; and any Director or Directors, or officer or officers, individually or jointly, may be a party or parties to, or may be interested in, any contract or transaction of the Corporation, or in which the Corporation is interested, and no contract, act or transaction of the Corporation with any person or persons, firm, association or corporation shall be affected or invalidated by reason of the fact that any Director or Directors, or officer or officers, of the Corporation is a party or are parties to, or interested in, such contract, act or transaction, or in any way connected with such person or persons, firm, association, or corporation, and each and every person who may become a Director or officer of the Corporation is hereby relieved from any liability that might otherwise exist from thus contracting with the Corporation for the benefit of himself or any firm, association, or corporation in which he may be in anywise interested.

                                 ARTICLE VII

        SECTION 1. The warranties and representations of Brockton are as follows:

        (A) Brockton is a corporation duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts; is duly qualified to do business and in good standing in such jurisdiction; has corporate power to own all of its properties and assets and to carry on its business as it is now being conducted; has statutory authority, franchises and consents free from burdensome restrictions and adequate for the conduct of the business in which it is engaged and, subject to the approval of the holders of its capital stock, has corporate power and is duly authorized to enter into
this Agreement.   The execution and delivery of this Agreement does not, and, subject to the approval of such transactions by the holders of the capital stock of Brockton and the receipt of consents to assignments of leases and other contracts where required, the consummation of the transactions contemplated hereby will not, violate any provision of Brockton's Articles of Organization or By-Laws, or any provision of, or result in the acceleration of any obligation under, any mortgage, lien, lease, agreement, instrument, order, arbitration award, judgment or decree to which Brockton is a party or by which it is bound and will not violate or conflict with any other restriction of any kind or character to which Brockton is subject. The Board of Directors of Brockton has taken all action required by law, its Articles of Organization, its By-Laws or otherwise to authorize the execution and delivery of this Agreement and, by the Effective Date, the Board of Directors of Brockton will have taken all action required by law, its Articles of Organization, its By-Laws or otherwise to carry out the transactions contemplated in this Agreement.

        (B) The balance sheet of Brockton as of June 30, 1974, the statement of earnings for the twelve months ended June 30, 1974, and the statements of retained earnings, surplus invested in plant and changes in financial position for the twelve months ended June 30, 1974, furnished to Bay State, have been prepared in accordance with generally accepted accounting principles consistently applied (except to the extent disclosed in the notes thereto) and fairly present the financial position, the results of its operations and changes in the financial position of Brockton on the dates and for the periods indicated.

        (C) Brockton owns free and clear of any liens, claims, charges, options or encumbrances all of the personal and real property reflected in the balance sheet of Brockton as of June 30, 1974 referred to above in Subsection
(B) and all personal and real property acquired since June 30, 1974 by Brockton, except such personal property as has been disposed of in the ordinary course of business or with the written consent of Bay State. All of such property has been well maintained and is in good and serviceable condition, reasonable wear and tear excepted.

        (D)  Since June 30, 1974 there has not been:

                (1) any change in the business, operations or financial condition or the manner of conducting the business of Brockton other than changes in the ordinary course of business, none of which has had a material adverse effect on such business, operations or financial condition;

                (2) any damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting any material asset or the business or operations of Brockton;

                (3) any increase in compensation payable or to become payable by Brockton to any of its officers, employees or agents over the rate of compensation in effect on June 30, 1974 other than normal merit increases;

                (4)  any split, combination or issuance of stock by Brockton;

                (5) any amendment or termination by Brockton of any material contract, agreement or license, otherwise than in the ordinary course of business, except as may have been disclosed to and approved by Bay State; or

                (6) any indebtedness incurred, otherwise than in the ordinary course of business, by Brockton for borrowed money or any commitment to borrow money entered into by Brockton.

        (E) To the best of Brockton's knowledge, the accounts receivable on the books of Brockton are not subject to any material counterclaim or setoff and are good and collectible at the aggregate recorded amounts thereof, less the amount of the existing reserve for doubtful accounts as shown on the books of Brockton, which have been provided on a basis consistent with prior practice.

        (F) There are no material liabilities of Brockton, whether or not accrued and whether or not determined or determinable, other than:

                (1) liabilities disclosed or provided for in the balance sheet of Brockton as of June 30, 1974 referred to in Subsection (B) above, including the notes to such balance sheet; and

                (2) liabilities incurred or recorded in the ordinary course of business since June 30, 1974, none of which have been materially adverse to the business, assets or operations of Brockton.

        (G) There are no material claims, actions, suits, or proceedings pending or, to the knowledge of Brockton, threatened against or affecting Brockton or the properties or the business of Brockton, or which would prevent or hinder the consummation of the transactions contemplated by this Agreement, and Brockton is not charged with or, to the knowledge of Brockton, threatened with a charge of violation, or under investigation with respect to a possible violation, of any provision of any Federal, state or local law or administrative ruling or regulation relating to any aspect of the business of Brockton.

        (H) Brockton has filed all income tax and other tax returns required to be filed and has paid, or has set up an adequate reserve for the payment of, all income taxes and other taxes required to be paid in respect of the periods covered by such returns and has set up an adequate reserve for the payment of all income taxes or other taxes anticipated to be payable in respect of the periods subsequent to the last of such periods and is not delinquent in the payment of any tax, assessment or governmental charge.

        SECTION 2. The warranties and representations of Bay State are as follows:

        (A) Bay State is a corporation duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts; is duly qualified to do business and in good standing in such jurisdiction; has corporate power to own all of its properties and assets and to carry on its business as it is now being conducted; has statutory authority, franchises and consents free from burdensome restrictions and adequate for the conduct of the business in which it is engaged and, subject to the approval of the holders of its capital stock, has corporate power and is duly authorized to enter into this Agreement. The execution and delivery of this Agreement does not, and, subject to the approval of such transactions by the holders of the capital stock of Bay State and the receipt of consents to assignments of leases and other contracts where required, the consummation of the transactions contemplated hereby will not, violate any provision of Bay State's Articles of Organization or By-Laws, or any provision of, or result in the acceleration of any obligation under, any mortgage, lien, lease, agreement, instrument, order, arbitration award, judgment or decree to which Bay State is a party or by which it is bound and will not violate or conflict with any other restriction of any kind or character to which Bay State is subject. The Board of Directors of Bay State has taken all action required by law, its Articles of Organization, its By-Laws or otherwise to authorize the execution and delivery of this Agreement and, by the Effective Date, the Board of Directors of Bay State will have taken all action required by law, its Articles of Organization, its By-Laws or otherwise to carry out the transactions contemplated in this Agreement.

        (B) The only subsidiary of Bay State, the financial statements of which are consolidated with those of Bay State, is Lawrence Gas Company ("Lawrence"), which is a corporation duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts.

        (C) The consolidated balance sheet of Bay State as at June 30, 1974, the consolidated statement of earnings for the twelve months ended June 30, 1974, and the consolidated statements of retained earnings and changes in financial position for the twelve months ended June 30, 1974, furnished to Brockton, have been prepared in accordance with generally accepted accounting principles consistently applied (except to the extent disclosed in the notes thereto) and fairly present the consolidated financial position, the consolidated results of their operations and changes in the consolidated financial position of Bay State and Lawrence as of the dates and for the periods indicated.

        (D) Bay State and Lawrence own free and clear of any liens, claims, charges, options or encumbrances (except the lien securing the obligation of Lawrence under an Indenture, dated as of November 1, 1957, between Lawrence and New England Merchants National Bank, Trustee) all of the personal and real property reflected in the consolidated balance sheet of Bay State as of June 30, 1974 referred to above in Subsection (C) and all personal and real property acquired since June 30, 1974 by Bay State and Lawrence, except such personal property as has been disposed of in the ordinary course of business or with the written consent of Brockton. All of such property has been well maintained and is in good and serviceable condition, reasonable wear and tear excepted.

        (E)  Since June 30, 1974 there has not been:

                (1) any change in the business, operations or financial condition or the manner of conducting the business of Bay State and Lawrence other than changes in the ordinary course of business, none of which has had a material adverse effect on such business, operations or financial condition;

                (2) any damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting any material asset or the business or operations of Bay State and Lawrence;

                (3) any increase in compensation payable or to become payable by Bay State and Lawrence to any of their officers, employees or agents over the rate of compensation in effect on June 30, 1974 with respect to Bay State, and in effect on July 2, 1974 with respect to Lawrence, other than normal merit increases;

                (4) any split, combination or issuance of stock by Bay State and Lawrence;

                (5) any amendment or termination by Bay State and Lawrence of any material contract, agreement or license, otherwise than in the ordinary course of business, except as may have been disclosed to and approved by Brockton; or

                (6) any indebtedness incurred, otherwise than in the ordinary course of business, by Bay State and Lawrence for borrowed money or any commitment to borrow money entered into by Bay State and Lawrence.

        (F) To the best of Bay State's knowledge, except as provided in paragraph (H) hereof, the accounts receivable on the books of Bay State and Lawrence are not subject to any material counterclaim or setoff and are good and collectible at the aggregate recorded amounts thereof, less the amount of the existing reserve for doubtful accounts as shown on the books of Bay State and Lawrence, which have been provided on a basis consistent with prior practice.

        (G) There are no material liabilities of Bay State and Lawrence, whether or not accrued and whether or not determined or determinable, other than:

                (1) liabilities disclosed or provided for in the consolidated balance sheet of Bay State as of June 30, 1974 referred to in Subsection (C) above, including the notes to such balance sheet; and

                (2) liabilities incurred or recorded in the ordinary course of business since June 30, 1974, none of which have been materially adverse to the business, assets or operations of Bay State and Lawrence.

        (H) There are no material claims, actions, suits or proceedings pending or, to the knowledge of Bay State, threatened against or affecting Bay State and Lawrence or the properties or the business of Bay State and Lawrence, or which would prevent or hinder the consummation of the transactions contemplated by this Agreement other than Association of Massachusetts Consumers, Inc. v. Securities and Exchange Commission, matters presently under review by the Massachusetts Department of Public Utilities in Docket No. 18079, the proceedings before that Department in Docket No. 18085 and the matters before the Superior Court of The Commonwealth of Massachusetts in Monsanto Company v. Department of Public Utilities and Bay State Gas Company relating to the subject matter of Docket Nos. 18079 and 18085, and neither Bay State nor Lawrence is charged with or, to the knowledge of Bay State, threatened with a charge of violation, or under investigation with respect to a possible violation, of any provision of any Federal, state or local law or administrative ruling or regulation relating to any aspect of the business of Bay State and Lawrence other than as described above.

        (I) Bay State and Lawrence have each filed (separately or in consolidation) all income tax and other tax returns (except for their respective 1973 Federal corporate tax and 1973 state franchise tax returns) required to be filed and have paid, or have set up an adequate reserve for the payment of, all income taxes and other taxes required to be paid in respect of the periods covered by such returns and have set up an adequate reserve for the payment of all income taxes or other taxes anticipated to be payable in respect of the periods subsequent to the last of such periods and neither Bay State nor Lawrence is delinquent in the payment of any tax, assessment or governmental charge.

                                 ARTICLE VIII


        The covenants of Brockton and Bay State are as follows:

        SECTION 1. Brockton and Bay State agree that prior to the Effective Date neither will encumber any asset or enter into any transaction or make any commitment relating to its assets and business, otherwise than in the ordinary course of its business, without first obtaining the written consent of the other Constituent Corporation.

        SECTION 2. Brockton and Bay State each agree that they will take all necessary corporate and other actions and obtain all consents and approvals required to carry out the transactions contemplated in this Agreement.

        SECTION 3. Brockton and Bay State further agree that each will furnish the other Constituent Corporation with all information concerning Brockton, Bay State and Lawrence, respectively, required for inclusion in the proxy statements of the Constituent Corporations pursuant to Regulation 14 of the Securities Exchange Act of 1934, as amended (the "Proxy Statements"), and any registration or other statement or application made by Brockton, Bay State and Lawrence to the Securities and Exchange Commission, to the Internal Revenue Service or to any other governmental body in connection with the transactions contemplated in this Agreement; and Brockton and Bay State each represent and warrant that all information so furnished for such statements and applications shall be true and correct in all material respects without omission of any material fact required to be stated to make the information therein not misleading.

        SECTION 4. Brockton and Bay State will each use its best efforts to submit all necessary Blue Sky filings and obtain permits required to carry out the transactions contemplated in this Agreement prior to the Effective Date.

        SECTION 5. Brockton and Bay State will at all times subsequent to the date of this Agreement and prior to such Effective Date operate their businesses in a normal manner consistent with past practice.

                                  ARTICLE IX

        SECTION 1. (A) Until altered, amended or repealed, as therein provided, the By-Laws of the Resulting Corporation shall be as set forth in Exhibit A hereto.

        (B) The first annual meeting of the stockholders of the Resulting Corporation to be held after the Effective Date shall be held on the first Thursday in April of 1975 (April 3, 1975).



        SECTION 2.  (A)  The names of the first Directors of the Resulting
Corporation who shall hold office from the Effective Date until their respective terms of office expire and their successors are chosen according to the By-Laws, together with their residences and post office addresses, are as follows:


                           Expiration Date       Residence and
       Name              of Term of Office*   Post Office Address
       ----              ------------------   -------------------
Richard L. Brickley            1977           4 W. Cedar St., Boston, Mass. 02108

Robert M. Brigham              1975           977 Longmeadow St., Longmeadow, Mass. 01106

Herbert A. Burns               1976           39 Dimming Rd., Saddle River, N.J. 07458

Anthony D. Matarese            1975           7 Captains Row, Mashpee Village, Buzzards Bay,
                                                     Mass.  02532

Robert V. Shupe                1977           45 Fairview Ave., Brockton, Mass. 02401

Endicott Smith                 1979           97 Essex Rd., Newton, Mass. 02167

James F. Smith                 1978           2 Powder Hill Rd., Lynnfield, Mass. 01940



                          Expiration Date       Residence and
       Name              of Term of Office*   Post Office Address
       ----              ------------------   -------------------
Charles H. Tenney II           1979           30 Cedar Rd., Chestnut Hill, Brookline Mass. 02167

Charles M. Tenney, Jr.         1978           Harrison St., Duxbury, Mass. 02332

Ralph E. Trower                1976           55 Rock Meadow Dr., Brockton, Mass. 02401

Thomas D. Welch                1979           180 Beacon St., Boston, Mass. 02116


*At annual meeting for year shown.


        If, on the Effective Date, a vacancy shall exist in the Board of Directors of the Resulting Corporation by reason of the failure or inability of any of the above-named persons to accept a directorship in the Resulting Corporation, such vacancy may be filled in the manner provided in the By-Laws of the Resulting Corporation.

        (B) The names of the first officers of the Resulting Corporation who shall hold office from the Effective Date until their successors are chosen or appointed according to the By-Laws, together with their residences and post office addresses, are as follows:


                                                              Residence and
       Name                        Title                   Post Office Address
       ----                        -----                   -------------------

Charles H. Tenney II               Chairman of the         30 Cedar Rd., Chestnut Hill,
                                   Board of Directors      Brookline, Mass. 02167

Robert M. Brigham                  Vice Chairman of the    977 Longmeadow St.,
                                   Board of Directors      Longmeadow, Mass. 01106

Robert V. Shupe                    President               45 Fairview Ave.,
                                                           Brockton, Mass. 02401

James F. Smith                     Vice President and      2 Powder Hill Rd.,
                                   Treasurer               Lynnfield, Mass. 01940

Henry R. Bailey                    Vice President          1374 Canton Ave.,
                                                           Milton, Mass. 02186

Robert T. Kyle                     Vice President          32 Hollywood Rd.,
                                                           Winchester, Mass. 01890

John D. Sampson                    Vice President          280 Old Oaken Bucket Rd.,
                                                           Scituate, Mass. 02066

Leonard W. Stone                   Vice President          94 Farmington Ave.,
                                                           Longmeadow, Mass. 01106

Thomas W. Sherman                  Assistant Treasurer     5 Harold St.,
                                   and Clerk               Manchester, Mass. 01944

George A. Carlson                  Assistant Treasurer     45 Ridge Rd.,
                                                           Lexington, Mass. 02173

Edward D. McKenzie                 Assistant Treasurer     64 Woodside Ave.,
                                                           Brockton, Mass. 02401


                                                              Residence and
       Name                        Title                   Post Office Address
       ----                        -----                   -------------------
Angela P. Carlson                  Assistant Clerk         45 Ridge Rd.,
                                                           Lexington, Mass. 02173

        If, on the Effective Date, a vacancy shall exist among the officers of the Resulting Corporation by reason of the failure or inability of any of the above-named persons to accept a position as an officer in the Resulting Corporation, such vacancy may be filled in the manner provided in the By-Laws of the Resulting Corporation.

        SECTION 3. The fiscal year of the Resulting Corporation shall be the calendar year.

        SECTION 4. On the Effective Date the separate and independent corporate existences of Brockton and Bay State shall cease and the corporate existence of the Resulting Corporation shall commence.

        SECTION 5. On the Effective Date all surpluses of Brockton and Bay State shall be and become surpluses of the Resulting Corporation with the same quality and character and usable by the Resulting Corporation for the same purposes as if such surpluses had been created by the Resulting Corporation.

        SECTION 6. On the Effective Date the Resulting Corporation shall have and possess all of the powers, rights, locations, licenses, privileges, franchises, property, real, personal or mixed, and immunities held at such time by Brockton and Bay State to the same extent as though said powers, rights, locations, licenses, privileges, franchises, property and immunities had been originally owned by it or granted to it.

        SECTION 7. On the Effective Date all of the duties, liabilities and restrictions of Brockton and Bay State shall be assumed by the Resulting Corporation and the officers of the Resulting Corporation shall execute and deliver such documents of assumption as shall be necessary or appropriate and see to the proper filing and recording of all such documents as may require such filing or recording.

        SECTION 8. The title to any real estate, whether vested by deed or otherwise, of Brockton and Bay State shall not revert or be in any way impaired by reason of the consolidation.

        SECTION 9. All rights of creditors and all liens upon the property of Brockton and Bay State, if any, shall be preserved and each of such companies shall continue in existence so far as may be necessary to preserve the same.

        SECTION 10. Without limiting the generality of the foregoing and unless and until otherwise determined by the Board of Directors of the Resulting Corporation, all pension plans, salary adjustment and incentive compensation plans and all other plans, agreements or arrangements of Brockton and Bay State relating to their respective employees or any of them in force at the Effective Date shall be effective in respect to the Resulting Corporation in the same manner as if adopted, contracted or made by it and shall be applicable to persons who would have been covered thereby in the absence of the consolidation provided for herein.

                                  ARTICLE X

        SECTION 1. Upon the Effective Date the outstanding shares of stock of Brockton and Bay State will be converted into shares of stock of the Resulting Corporation as follows:

        (A)( 1) Each share of Brockton Common Stock issued and outstanding shall be, without any action on the part of the holder thereof, converted and changed into 1.3 shares of Common Stock of the Resulting Corporation and each of the shares of Brockton Common Stock shall be cancelled and cease to exist. The shares of Common Stock will have substantially the same rights as the Brockton Common Stock.

        (2) Each share of Bay State Common Stock issued and outstamdding shall be, without any action on the part of the holder thereof, converted and changed into 1.0 share of Common Stock of the Resulting Corporation and each of the
shares of Bay State Common Stock shall be cancelled and cease to exist.   The
shares of Common Stock will have substantially the same rights as the Bay State Common Stock.

        (3) Each share of Brockton Cumulative Preferred Stock issued and outstanding shall be, without any action on the part of the holder thereof, converted and changed into 1.0 share of Cumulative Preferred Stock, $50 par value, of the Resulting Corporation and each of the shares of Brockton Cumulative Preferred Stock shall be cancelled and cease to exist. Such shares of Cumulative Preferred Stock, $50 par value, shall have the same par value and substantially the same terms, preferences, voting powers or restrictions and qualifications as the Brockton Cumulative Preferred Stock.

        (4) Each share of Bay State Cumulative Preferred Stock issued and outstanding shall be, without any action on the part of the holder thereof, converted and changed into 1.0 share of Cumulative Preferred Stock, $100 par value, of the Resulting Corporation and each of the shares of Bay State Cumulative Preferred Stock shall be cancelled and cease to exist. Such shares of Cumulative Preferred Stock, $100 par value, shall have the same par value and substantially the same terms, preferences, voting powers or restrictions and qualifications as the Bay State Cumulative Preferred Stock.

        (B) Each holder of a certificate or certificates theretofore representing a share or shares of Brockton Common Stock or Brockton Cumulative Preferred Stock or Bay State Common Stock or Bay State Cumulative Preferred Stock shall, upon presentation of such certificate or certificates for surrender for cancellation to the Resulting Corporation or its agents, be entitled to receive in exchange therefor a certificate or certificates representing whole shares of fully paid and nonassessable Common Stock, Cumulative Preferred Stock, $50 par value, or Cumulative Preferred Stock, $100 par value, as the case may be, of the Resulting Corporation to which such holder shall be entitled upon the aforesaid basis of exchange. Until so surrendered, each such outstanding certificate, which prior to the consolidation represented Brockton Common Stock or Brockton Cumulative Preferred Stock or Bay State Common Stock or Bay State Cumulative Preferred Stock, shall be deemed, for all corporate purposes, to evidence ownership of the number of whole shares of Common Stock, Cumulative Preferred Stock, $50 par value, or Cumulative Preferred Stock, $100 par value, as the case may be, of the Resulting Corporation into which the same shall have been converted; provided, however, that no dividends declared with respect to such Common Stock, Cumulative Preferred Stock, $50 par value, or Cumulative Preferred Stock, $100 par value, of the Resulting Corporation shall be paid to the holder of any unsurrendered certificate of Brockton Common Stock or Brockton Cumulative Preferred Stock or Bay State Common Stock or Bay State Cumulative Preferred Stock until such holder shall surrender such certificate for exchange as provided for herein, at which time the holder shall be paid the amount of dividends, without interest, which theretofore became payable with respect to the whole number of shares of Common Stock, Cumulative Preferred Stock, $50 par value, or Cumulative Preferred Stock, $100 par value, of the Resulting Corporation evidenced by such certificate.

        (C) No scrip or fractional share certificates will be issued in connection with the exchange of shares described above and an outstanding fractional share interest will not entitle the owner thereof to vote, to receive dividends or to any rights of a shareholder with respect to such
fractional interest.   Instead, The First National Bank of Boston will be
appointed Exchange Agent to act as agent for the common shareholders of Brockton and Bay State, so that for 90 days after the Effective Date any common shareholder of Brockton or Bay State, upon the surrender of a certificate(s) of Brockton Common Stock or Bay State Common Stock, as the case may be, may purchase or sell the appropriate fractional interest in a share of the Common Stock in order to round out his holdings to whole shares. Thereafter, the Exchange Agent will sell, for the account of all owners of the then remaining fractional share interests, shares of Common Stock of the Resulting Corporation equivalent to the aggregate fractional interest then outstanding. The Exchange Agent will, until six years after such Effective Date, pay to such owners upon surrender of their certificates of Brockton Common Stock or Bay State Common Stock, as the case may be, their pro rata share of the net proceeds of such sale. Upon the expiration of this six-year period, any remaining proceeds of such sale shall become the property of the Resulting Corporation.

                                  ARTICLE XI

        Neither Brockton nor Bay State shall declare or pay any dividend on its outstanding capital stock prior to the Effective Date other than regular quarterly dividends on such capital stock paid by such Constituent Corporations.

                                 ARTICLE XlI

        This Agreement shall become effective at such time and on such date (the "Effective Date") as shall be determined by the chief executive officers of the Constituent Corporations and upon such filings as shall be required by law. The obligations of the Constituent Corporations under this Agreement are subject to the satisfaction on the Effective Date, or prior thereto as may be agreed by the Constituent Corporations, of the following conditions:

        SECTION 1. All consents, approvals and court orders relating to this Agreement which are deemed necessary or appropriate by the officers and Directors of Brockton and Bay State, respectively, shall have been received.

        SECTION 2. There shall have been received either (i) an opinion of counsel satisfactory to Brockton and Bay State or (ii) a ruling or rulings from the Internal Revenue Service in form and content satisfactory to Brockton and Bay State to the effect that:

                (A) the consolidation contemplated hereby will constitute a reorganization within the meaning of the Internal Revenue Code (the "Code") Section 368(a) (1) (A) ;

                (B) Brockton, Bay State and the Resulting Corporation each will be considered "a party to the reorganization";

                (C) no gain or loss will be recognized to Brockton, Bay State or the Resulting Corporation upon the transfer of all of Brockton's and Bay State's assets to the Resulting Corporation in exchange for the assumption by the Resulting Corporation of the liabilities of Brockton and Bay State and the issuance of the Resulting Corporation stock;

                (D) the basis of the assets of Brockton and Bay State acquired by the Resulting Corporation will be the same as the basis of those assets in the hands of Brockton and Bay State immediately prior to the consolidation into the Resulting Corporation;

                (E) no gain or loss will be recognized to the shareholders of Brockton and Bay State upon their receipt of the Resulting Corporation's stock in exchange for their Brockton and Bay State stock;

                (F) the basis of the Resulting Corporation stock received by the shareholders of Brockton and Bay State pursuant to the reorganization will be the same as the basis of stock in Brockton and Bay State surrendered in exhange therefor;

                (G) the Cumulative Preferred Stock, $50 par value, and Cumulative Preferred Stock, $100 par value, to be received by the preferred shareholders of Brockton and Bay State, respectively, will not constitute "Section 306 stock" within the meaning of Section 306(c) of the Code; and

                (H) where cash is received by a shareholder of Brockton or Bay State upon the sale of a fractional interest in Common Stock by an agent of a shareholder, gain or loss will be recognized to the shareholder measured by the difference between the amount of cash received and the basis of the fractional share interest as determined in accordance with paragraph (F) above, and, where the stock surrendered in the exchange qualifies as a capital asset in the hands of the shareholder, such gain or loss will be a capital gain or loss subject to the provisions and limitations in Subchapter P of Chapter 1 of the Code.

        SECTION 3. A copy of this Agreement and the related Articles of Consolidation shall have been signed and filed in the manner and as required by the provisions of Chapter 164, Section 102A, of the General laws of The Commonwealth of Massachusetts.

        SECTION 4. The consolidation contemplated hereby shall have been rapproved by the Massachusetts Department of Public Utilities.

        SECTION 5. This Agreement shall have been approved by the holders of Brockton Common Stock and Brockton Cumulative Preferred Stock and by the holders of Bay State Common Stock and Bay State Cumulative Preferred Stock in accordance with the requirements of Chapter 164, Section 96, of the General Laws of The Commonwealth of Massachusetts.

        SECTION 6.  Brockton shall have received a favorable opinion, dated the
Effective Date, of Messrs.   Doherty, Wallace, Pillsbury and Murphy to the
effect that:

            (A) Bay State and Lawrence are corporations duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts, have power to own all of their properties and assets and to carry on their businesses as presently conducted and have received all necessary authorizations, consents and approvals of governmental authorities to own the properties and to conduct the businesses which they now own and conduct;

            (B) Bay State has the corporate power to execute and deliver this Agreement and to consolidate with Brockton as specified in this Agreement and has taken all action required by law, its Articles of Organization, its By-Laws or otherwise to authorize, and to have its shareholders authorize, the transactions contemplated by this Agreement;

            (C) the shares of Common Stock, Cumulative Preferred Stock, $50 par value, and Cumulative Preferred Stock, $100 par value, of the Resulting Corporation to be issued to the shareholders of Brockton and Bay State, as the case may be, pursuant to this Agreement have been duly authorized and, when issued and delivered pursuant to this Agreement, will have been legally and validly issued and will be fully paid and non-assessable;

            (D) the execution and delivery of this Agreement do not, and the transactions contemplated hereby will not, violate any provision of the Articles of Organization or By-Laws of Bay State or any provisions of, or result in the acceleration of any obligation under, any mortgage, lien, lease, agreement, instrument, order, arbitration award, judgment or decree of which such counsel has knowledge, to which Bay State is a party or by which it is bound, and will not violate or conflict with any other restrictions of any kind or character of which such counsel has knowledge and to which Bay State is subject; and

            (E) this Agreement has been duly authorized and is a valid and binding agreement.

In rendering the opinion specified above, Messrs. Doherty, Wallace, Pillsbury and Murphy may rely as to matters of fact upon certificates of any officer or officers of Brockton and Bay State.

        SECTION 7. Bay State shall have received a favorable opinion, dated the Effective Date, of Messrs. LeBoeuf, Lamb, Leiby & MacRae to the effect that:

            (A) Brockton is a corporation duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts, has power to own all of its properties and assets and to carry on its business at presently conducted and has received all necessary authorizations, consents and approvals of governmental authorities to own the properties and to conduct the business which it now owns and conducts;

            (B) Brockton has the corporate power to execute and deliver this Agreement and to consolidate with Bay

        State as specified in this Agreement and has taken all action required by law, its Articles of Organization, its By-Laws or otherwise to authorize, and to have its shareholders authorize, the transactions contemplated by this Agreement;

                (C) the shares of Common Stock, Cumulative Preferred Stock, $50 par value, and Cumulative Preferred Stock, $100 par value, of the Resulting Corporation to be issued to the shareholders of Brockton and Bay State, as the case may be, pursuant to this Agreement have been duly authorized and, when issued and delivered pursuant to this Agreement, will have been legally and validly issued and will be fully paid and non-assessable;

                (D) the execution and delivery of this Agreement do not, and the transactions contemplated hereby will not, violate any provision of the Articles of Organization or By-Laws of Brockton or any provisions of, or result in the acceleration of any obligation under, any mortgage, lien, lease, agreement, instrument, order, arbitration award, judgment or decree of which such counsel has knowledge, to which Brockton is a party or by which it is bound, and will not violate or conflict with any other restrictions of any kind or character of which such counsel has knowledge and to which Brockton is subject; and

                (F) this Agreement has been duly authorized and is a valid and binding agreement.

In rendering the opinion specified above, Messrs. LeBoeuf, Lamb, Leiby & MacRae may rely as to matters of fact upon certificates of any officer or officers of Brockton and Bay State and upon the opinion of Messrs. Brickley, Sears & Cole insofar as such opinion of Messrs. LeBoeuf, Lamb, Leiby & MacRae concerns the laws of The Commonwealth of Massachusetts. Insofar as their opinion concerns of titles and franchises, Messrs. LeBoeuf, Lamb, Leiby & MacRae may rely upon the opinion Messrs. Keith, Reed, Wheatley & Frenette.

        SECTION 8. Alexander Grant & Company shall have furnished to Brockton and Bay State a letter, dated as of the Effective Date, in form and substance satisfactory to Brockton and Bay State, confirming that with respect to Brockton and Bay State they are independent certified public accountants as required under the Securities Act of 1933, as amended (the "Act"), and the applicable published rules and regulations thereunder and stating in effect that (i) in their opinion the financial statements of Brockton and Bay State included in the Proxy Statements and covered by their report comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder; and (ii) a reading (but not an examination in accordance with generally accepted auditing standards) of the latest available financial statements of Brockton and Bay State and consultations with certain officials of Brockton and Bay State responsible for financial and accounting matters of Brockton and Bay State as to events not later than five business days prior to the Effective Date, did not cause them to believe that: (a) the unaudited financial statements of Brockton and Bay State included in the Proxy Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder, or (b) said unaudited financial statements are not fairly presented in conformity with generally accepted accountting principles applied on a basis substantially consistent with that of the audited financial statements of Brockton and audited consolidated financial statements of Bay State included in the Proxy Statements.

        SECTION 9. Coopers & Lybrand shall have furnished to Brockton and Bay State a letter, dated as of the Effective Date, in form and substance satisfactory to Brockton and Bay State, confirming that with respect to Lawrence they are independent certified public accountants as required under the Act and the applicable published rules and regulations thereunder and stating in effect that, in their opinion, the financial statements of Lawrence included in the Proxy Statements and covered by their report comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder.

        SECTION 10. Coopers & Lybrand (formerly Lybrand, Ross Bros. & Montgomery) shall have furnished to Brockton and Bay State a letter, dated as of the Effective Date, in form and substance satisfactory to Brockton and Bay State, confirming that with respect to Northampton Gas Light Company (the name of which was changed to Bay State Gas Company) they are independent certified public accountants as required under the Act and the applicable published rules and regulations thereunder and stating in effect that, in their opinion, the financial statements of Northampton Gas Light Company included in the proxy statements and covered by their report comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder.

                                 ARTICLE XIII

        Except for the conditions specified in Article XII, Sections 4 and 5, this Agreement may be amended, modified or supplemented at any time by mutual agreement between the Boards of Directors of Brockton and Bay State, provided that such amendment, modification or supplement shall not affect the rights of the shareholders of Brockton or Bay State in a manner which is materially adverse to such shareholders in the judgment of the respective Boards of Directors.

                                 ARTICLE XIV

        Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated at any time prior to the Effective Date (a) by mutual consent of the Boards of Directors of the Constituent Corporations, or
(b) by the Board of Directors of either of the Constituent Corporations if such Board of Directors shall determine that it is not in the best interests of such Constituent Corporations to consummate the transactions contemplated hereby. Nevertheless, anything in this Agreement to the contrary notwithstanding, if any of the conditions specified in Article XII hereof (with the exception of the conditions set forth in Sections 4 and 5) have not been satisfied, Brockton and Bay State, in addition to any other rights which may be available to them, shall have the right to waive such conditions and proceed with the transactions contemplated hereby.

                                  ARTICLE XV

        Brockton, Bay State and the Resulting Corporation shall pay their respective expenses in connection with the proposed consolidation.

                                 ARTICLE XVI

        If at any time Brockton or Bay State shall deem or be advised that any further assignments, assurances in the law or other acts or instruments are necessary or desirable to vest in the Resulting Corporation the title to any property of Brockton or Bay State, the proper officers and Directors of Brockton or Bay State, as the case may be, shall do all such acts and things as may be necessary or proper to vest title to such property in the Resulting Corporation and otherwise to carry out the purposes of this Agreement.

                                 ARTICLE XVII

        This Agreement shall be construed under and in accordance with the General Laws of The Commonwealth of Massachusetts.

                                ARTICLE XVIII

        This Agreement shall be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

    IN WITNESS WHEREOF, the said Constituent Corporations, parties to this Agreement, have caused their respective corporate seals to be hereunto affixed and these presents to be signed by their respective Presidents or Vice Presidents and Treasurers or Assistant Treasurers and attested by their respective Clerks or Assistant Clerks, all thereunto duly authorized, as of the day and year first above mentioned.

     BROCKTON TAUNTON GAS COMPANY                    BAY STATE GAS COMPANY


By:  ROBERT V. SHUPE                            By:  ROBERT M. BRIGHAM

                        President                                President


By:  JAMES F. SMITH                             By:  JAMES F. SMITH

                        Treasurer                                Treasurer


Attest:  ANGELA P. CARLSON                      Attest:  ANGELA P. CARLSON

                  Assistant Clerk                          Assistant Clerk





[SEAL]                                          [SEAL]

                                                                       EXHIBIT A

                                   BY-LAWS

                                      OF

                            BAY STATE GAS COMPANY

                                  ARTICLE I

                            STOCKHOLDERS' MEETINGS


        An annual meeting of the stockholders of Bay State Gas Company entitled to vote thereat shall be held on the first Thursday in April in each year; and special meetings of the stockholders entitled to vote thereat shall be held whenever the Chairman of the Board of Directors, the President or a majority of the Board of Directors, in their discretion, shall order the same, or whenever one or more stockholders, holding in the aggregate not less than one-tenth (1/10) of the capital stock of the Corporation entitled to be voted at the meeting, shall so request the Clerk in writing, which writing shall indicate the purposes for which said meeting is to be called.

        All such meetings, both annual and special, may be held in such place in The Commonwealth of Massachusetts as the call therefor shall specify, and notice of every such meeting shall be given to each stockholder of record entitled to vote at the meeting by mailing a notice not less than seven days before the day named for the meeting. Notices of all meetings of stockholders shall state the purposes for which the meetings are called.

        In the event of the annual meeting, by mistake or otherwise, not being called and held as herein provided, a special meeting of the stockholders may be called and held in lieu of and for the purposes of the annual meeting. Any such special meeting may be called in the same manner as other special meetings. Any election had or business done at any such special meeting shall be as valid and effectual as if had or done at a meeting called as an annual meeting and duly held on said date.

        At any meeting a majority in interest of the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum, but less than a quorum may adjourn, either sine die or to a date certain.

        At any meeting, each stockholder of record entitled to vote at the meeting may cast one vote for each whole share of stock owned by him. Absent stockholders may vote by proxy authorized by a writing executed within six months previous to the meeting at which it is used.

                                  ARTICLE II

                                   OFFICERS

        The officers of the Corporation shall be a Chairman of the Board of Directors, a President, one or more Vice Presidents, a Board of eleven (11) Directors, a Treasurer, one or more Assistant Treasurers, a Clerk, any Assistant Clerk and such other officers and agents as the Directors may from time to time authorize. No officer or Director need be a stockholder.

                                 ARTICLE III

                             ELECTION OF OFFICERS

        The Treasurer, one or more Assistant Treasurers, the Clerk and any Assistant Clerk shall be chosen by ballot at the annual meeting of stockholders and shall hold their respective offices for one year from the date hereinbefore fixed for such meeting and until others are chosen and qualified in their stead.

        The eleven (11) Directors of this Corportion are divided into five classes, with their respective terms of arranged so that the term of office of one class expires in each year. As provided in the Articles of Organization, provisions were made for directorships as follows: two (2) Directors whose term will expire at the annual meeting in 1975; two (2) Directors whose term will expire at the annual meeting in 1976; two (2) Directors whose term will expire at the annual meeting in 1977; two (2) Directors whose term will expire at the annual meeting 1978; and three (3) Directors whose term will expire at the annual meeting in 1979. As the term of each class expires, a corresponding number of Directors shall be elected by ballot for a term of five years.

                                  ARTICLE IV

                                THE DIRECTORS

        Any vacancy occurring in the Board of Directors from the death, resignation, removal, disqualification or inability to act of any Director, or from any other cause, may be filled for the unexpired term by majority vote of the remaining Directors, though said remaining Directors be less than a quorum.

        Meetings of the Board may be held at any time and place in The Commonwealth of Massachusetts, on call of the Chairman of the Board of Directors, the President or any two Directors, twenty-five hours' notice thereof being given. Any such meeting, however, and all business transacted thereat, shall be legal and valid without notice if all the members of the Board are present in person, or if the members who are absent waive notice by a writing filed with the records of the meeting.

        A majority of the Board of Directors shall constitute a quorum for the transaction of business, but a lesser number may adjourn any meeting from time to time, and the meeting may be held as adjourned without further notice. When a quorum is present at or participating in any meeting, a majority of the members in attendance thereat or participating therein shall decide any question brought before such meeting.

        The Directors shall annually at their first meeting after the annual meeting of stockholders, or special meeting in lieu thereof, elect one of their number Chairman of the Board of Directors and another President; and they shall also elect, choose or appoint, from among the members of the Board or from persons not members of the Board as they may deem best, one or more Vice
Presidents.   The said officers, so elected, chosen or appointed, shall hold their offices until the first meeting of Directors after the next annual meeting of stockholders and until their successors are chosen and qualified.

        The Directors as a Board shall have the management of the property, business and affairs of the Corporation; and they are hereby invested in such management with all the powers which the Corporation itself possesses so far as such delegation of power is not incompatible with the provisions of these By-Laws, the Articles of Organization or the laws of The Commonwealth of Massachusetts.

        They may appoint and remove at pleasure such subordinate officers and employees as may seem to them wise.

        They shall have access to the books, vouchers and funds of the Corporation in the custody of the Treasurer; shall determine upon the forms of the certificates of stock and of the corporate seal; shall fix all salaries and fees; may fill all vacancies that may occur at any time during the year in any office; and shall declare dividends from time to time as they may deem best.

                                  ARTICLE V

                    THE CHAIRMAN OF THE BOARD OF DIRECTORS

                                THE PRESIDENT

        The Chairman of the Board of Directors shall be the chief executive officer of the Corporation and, subject to its Board of Directors, shall exercise general supervision of its affairs. He shall preside at all meetings of the stockholders and of the Directors, when present.

        The President, subject to the Board of Directors and its Chairman, shall have charge of the business of the Corporation relating to general operation and shall perform all the duties of his office prescribed by law or by vote of the Directors.

        In the absence of the Chairman of the Board of Directors, the President shall, with like authority, preside at meetings both of the stockholders and of the Directors. In the absence of the Chairman of the Board of Directors and of the President, any Vice President shall preside with like authority. In the absence of the Chairman of the Board of Directors, the President and all the Vice Presidents, a President pro tempore shall be chosen.

                                  ARTICLE VI

                               VICE PRESIDENTS

        Any Vice President shall have, in addition to any duties and powers set forth in these By-Laws, such duties and powers as are usually incident to such office and as the Directors shall from time to time designate.

                                 ARTICLE VII

                                  THE CLERK

        The Clerk, who shall be sworn, shall be the Clerk both of the Directors and of the Corporation. He shall attend all meetings of stockholders and Directors, keep accurate records thereof and perform all other duties incident to his office. In the absence of the Clerk and any Assistant Clerk from any of the meetings, a Clerk pro tempore shall be chosen.

                                 ARTICLE VIII

                             THE ASSISTANT CLERK

        In case of the death, absence or inability to act of the Clerk, any Assistant Clerk, who shall be sworn, shall have all the powers and perform all the duties of the Clerk.

                                  ARTICLE IX

                  THE TREASURER-CHECKS, DRAFTS, NOTES, ETC.

        The Treasurer, when required by the Directors, shall give bond with sureties acceptable to them for the faithful discharge of his duties and in such sum as the Directors may determine.

        He shall be responsible for the transfer of all of the capital stock of the Corporation, shall have the custody of the corporate seal and of all the moneys, funds and valuable papers and documents of the Corporation, except his own bond, which shall be in the custody of the President.

        He shall cause all the funds of the Corporation to be deposited in such bank or banks as the Directors may authorize or designate to the credit of the Corporation in its corporate name.

        He shall have power to endorse for deposit or collection all checks, drafts, notes or other obligations for the payment of money payable to the Corporation or its order.

        Except as the Directors may otherwise order or approve, all checks, drafts, notes or other obligations for the payment of money shall be signed by the Treasurer or, in case of his absence or inability to act, by an Assistant Treasurer. When signed by an Assistant Treasurer, however, they shall require as a condition precedent to their validity countersignature by such officer or agent as the Directors may by vote direct, except that dividend checks shall not require any countersignature.

        He shall cause notes to be issued and drafts to be accepted on behalf of the Corporation only when authorized thereto by the Directors.

        He shall cause accurate books of account of the Corporation's transactions to be kept, which books shall be the property of the Corporation, which, together with all its property in his custody, shall be subject at all times to the inspection and control of the Directors.

                                  ARTICLE X

                             ASSISTANT TREASURERS

        In case of the death, absence or inability to act of the Treasurer, any Assistant Treasurer may exercise any or all of the powers of the Treasurer, subject, however, to the limitation expressed in Article IX hereof and such further limitations as the Directors may impose.

        The Assistant Treasurers, and each of them, shall, when required by the Directors, give bond with sureties acceptable to them for the faithful discharge of their duties and in such sum as the Directors may determine.

                                  ARTICLE XI

                       CERTIFICATES OF STOCK-TRANSFERS

        Each stockholder shall be entitled to a certificate of the capital stock of the Corporation owned by him, in such form as shall, in conformity to law, be prescribed from time to time by the Board of Directors. Such certificate shall be signed by the President or a Vice President and the Treasurer or an Assistant Treasurer and sealed with the corporate seal, but, when any such certificate is signed by a transfer agent or by a registrar and such transfer agent or registrar is not a Director, officer or employee of the Corporation, the signature of the President or a Vice President or of the Treasurer or an Assistant Treasurer of the Corporation, or both such signatures, or the seal of the Corporation, or either or both such signatures and such seal, upon such certificate may be facsimile.

        Shares of stock may be transferred by assignment thereof in writing, accompanied by delivery of the certificate; but no such transfer of stock shall affect the right of the Corporation to pay any dividend thereon or to treat the holder of record as the holder in fact until the transfer has been recorded upon the books of the Corporation or a new certificate has been issued to the person to whom the stock has been transferred.

        In case of the loss of a certificate, a duplicate may be issued on such reasonable terms as the Directors shall prescribe.

                                 ARTICLE XII

                                 FISCAL YEAR

        The fiscal year of the Corporation shall end on the 31st day of December in each year.

                                 ARTICLE XIII

                                  AMENDMENTS

        These By-Laws may, upon notice, be altered, amended or repealed at any meeting of the stockholders by vote of the holders of two-thirds or more of the stock entitled to vote at such meeting. Notwithstanding the foregoing, as provided in the Articles of Organization, a majority of the Directors may make, amend or repeal these By-Laws in whole or in part, except with respect to any provision thereof which by law or the Articles of Organization requires action by the stockholders.

                                                                [CONFORMED COPY]

                                 AMENDMENT TO

                      AGREEMENT AND PLAN OF CONSOLIDATION

                                      OF

                         BROCKTON TAUNTON GAS COMPANY

                        (A MASSACHUSETTS CORPORATION)

                                     AND

                            BAY STATE GAS COMPANY
                        (A MASSACHUSETTS CORPORATION)

           INTO A NEW CORPORATION TO BE ORGANIZED UNDER THE LAWS OF
               THE COMMONWEALTH OF MASSACHUSETTS UNDER THE NAME


                             BAY STATE GAS COMPANY



        AMENDMENT, dated as of November 8, 1974, to the AGREEMENT AND PLAN OF CONSOLIDATION, dated as of August 28, 1974 (the "Agreement"), between BROCKTON TAUNTON GAS COMPANY, a Massachusetts corporation ("Brockton"), and BAY STATE GAS COMPANY, a Massachusetts corporation ("Bay State"),


                             W I T N E S S E T H


        WHEREAS, the Agreement provides for a Board of Directors of the new corporation (the "Resulting Corporation") to be formed by means of the consolidation (the "Consolidation") of Brockton and Bay State, consisting of eleven Directors divided into five classes with their respective terms of office arranged so that the term of office of one class expires each year; and

        WHEREAS, the New York Stock Exchange, Inc. has advised Brockton and Bay State that the approval of the listing of the Resulting Corporation's Common Stock on that Exchange will be conditioned upon, among other things, the reduction in the number of classes of Directors from five to three with their respective terms of office arranged so that the term of office of one class expires in each year; and

        WHEREAS, the Boards of Directors of Brockton and Bay State have mutually agreed that the Agreement and By-Laws attached as Exhibit A thereto should be amended to provide for a Board of Directors of the Resulting Corporation divided into three classes with their respective terms of office arranged so that the term of office of one class expires in each year; and

        WHEREAS, the shareholders of both Brockton and Bay State have approved the Agreement and authorized the execution of all documents necessary to effect the Consolidation; and

        WHEREAS, the amendments contemplated hereby will not, in the judgment of the Boards of Directors of Brockton and Bay State, affect the rights of the shareholders of Brockton or Bay State in a manner which is materially adverse to such stockholders;

        NOW, THEREFORE, in consideration of the premises and of the mutual agreements, provisions and covenants herein contained and in accordance with the provisions of Article XIII of the Agreement, the Agreement is hereby amended as follows:

        Article V of the Agreement is hereby amended so that it should read in its entirety as set forth herein:

                                  ARTICLE V

                The Corporation shall have eleven Directors divided into three classes with their respective terms of office arranged so that the term of office of one class expires in each year. The terms of office of the directorships are as follows: four Directors whose term will expire at the annual meeting in 1975, four Directors whose term will expire at the annual meeting in 1976 and three Directors whose term will expire at the annual meeting in 1977. As the term of each class expires, a corresponding number of Directors will be elected by ballot for a term of three years.

        Article IX, Section 2(A), of the Agreement is hereby amended so that the expiration dates of the terms of office set forth therein opposite the following names are amended as follows:

                       Endicott Smith............    1977
                       James F. Smith............    1975
                       Charles H. Tenney II......    1976
                       Charles M. Tenney, Jr.....    1975
                       Thomas D. Welch...........    1976

        The By-Laws of the Resulting Corporation set forth as Exhibit A to the Agreement are hereby amended so that the second paragraph of Article III thereof should read in its entirety as set forth herein:

                The eleven (11) Directors of this Corporation are divided into three classes, with their respective terms of office arranged so that the term of office of one class expires in each year. As provided in the Articles of Organization, provisions were made for directorships as follows: four (4) Directors whose term will expire at the annual meeting in 1975; four (4) Directors whose term will expire at the annual meeting in 1976; and three (3) Directors whose term will expire at the annual meeting in 1977. As the term of each class expires, a corresponding number of Directors will be elected by ballot for a term of three years.

        IN WITNESS WHEREOF, Brockton Taunton Gas Company and Bay State Gas Company have caused their respective corporate seals to be hereunto affixed and these presents to be signed by their respective Presidents or Vice Presidents and Treasurers or Assistant Treasurers and attested to by their respective Clerks or Assistant Clerks, all thereunto duly authorized, as of the date first above mentioned.

BROCKTON TAUNTON GAS COMPANY            BAY STATE GAS COMPANY

By: ROBERT V. SHUPE, JR.                By: ROBERT M. BRIGHAM

               President                            President

By: JAMES F. SMITH                      By: JAMES F. SMITH

               Treasurer                            Treasurer

Attest: ANGELA P. CARLSON               Attest: ANGELA P. CARLSON

               Assistant Clerk                      Assistant Clerk

[SEAL]                                  [SEAL]

                                                     [Conformed Copy]

                           ARTICLES OF CONSOLIDATION

                                      OF

                         BROCKTON TAUNTON GAS COMPANY

                                     AND

                            BAY STATE GAS COMPANY

                                   FORMING

                            BAY STATE GAS COMPANY

                     Under Chapter 164, Section 102A, of
            the General Laws of The Commonwealth of Massachusetts

        Pursuant to the provisions of Chapter 164, Section 102A, of the General Laws of The Commonwealth of Massachusetts, the undersigned being a Vice President and the Assistant Clerk of Brockton Taunton Gas Company ("Brockton") and a Vice President and the Assistant Clerk of Bay State Gas Company ("Bay State"), respectively, hereby certify that:

                1. Attached hereto are conformed copies of the duly executed Agreement and Plan of Consolidation of Brockton and Bay State, dated as of August 28, 1974, as approved by the stockholders of such corporations and by the Massachusetts Department of Public Utilities in the manner required by Chapter 164, Section 96, of the General Laws of The Commonwealth of Massachusetts, and of a duly executed Amendment thereto, dated as of November 8, 1974, which Agreement, as amended, provides for the consolidation of Brockton and Bay State into a new corporation (the "Resulting Corporation") to be formed by means of such consolidation under the name Bay State Gas Company.

                2. The post office address of the initial principal executive office of the Resulting Corporation shall be:

                Bay State Gas Company
                125 High Street
                Boston, Massachusetts  02110

                3. The name, residence and post office address of each of the initial Directors and President, Treasurer and Clerk of the Resulting Corporation are:

      Name                         Residence and Post Office Address
      ----                         ---------------------------------

                    Directors

Richard L. Brickley                4 W. Cedar Street
                                   Boston, Mass.  02108

Robert M. Brigham                  977 Longmeadow Street
                                   Longmeadow, Mass.  01106

Herbert A. Burns                   39 Dimmig Road
                                   Saddle River, NJ  07458

Anthony D. Matarese                7 Captains Row, Mashpee Village
                                   Buzzards Bay, Mass.  02532

Robert V. Shupe                    45 Fairview Avenue
                                   Brockton, Mass.  02401

Endicott Smith                     97 Essex Road
                                   Newton, Mass.  02167

      Name                         Residence and Post Office Address
      ----                         ---------------------------------

James F. Smith                     2 Power Hill Road
                                   Lynnfield, Mass.   01940

Charles H. Tenney II               30 Cedar Road, Chestnut Hill
                                   Brookline, Mass.  02167

Charles M. Tenney, Jr.             Harrison Street
                                   Duxbury, Mass.  02332

Ralph E. Trower                    55 Rock Meadow Drive
                                   Brockton, Mass.  02401

Thomas D. Welch                    180 Beacon Street
                                   Boston, Mass.  02116

                    President

Robert V. Shupe                    45 Fairview Avenue
                                   Brockton, Mass.  02401

                    Treasurer

James F. Smith                     2 Powder Hill Road
                                   Lynnfield, Mass.  01940

                    Clerk

Thomas W. Sherman                  5 Harold Street
                                   Manchester, Mass.  01944


        4. The fiscal year for the Resulting Corporation shall end on the thirty-first day of December in each year.

        5. The date initially fixed in the By-Laws for the Annual Meeting of the stockholders of the Resulting Corporation is the first Thursday in April of each year.

        IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 19th day of November, 1974.



                                         /s/JAMES F. SMITH
                                   ----------------------------------
                                   James F. Smith, Vice President
                                   Brockton Taunton Gas Company


                                         /s/ANGELA P. CARLSON
                                   ----------------------------------
                                   Angela P. Carlson, Assistant Clerk
                                   Brockton Taunton Gas Company


                                         /s/JAMES F. SMITH
                                   ----------------------------------
                                   James F. Smith, Vice President
                                   Bay State Gas Company


                                         /s/ANGELA P. CARLSON
                                   ----------------------------------
                                   Angela P. Carlson, Assistant Clerk
                                   Bay State Gas Company

                      THE COMMONWEALTH OF MASSACHUSETTS

                          ARTICLES OF CONSOLIDATION
                  (General Laws, Chapter 164B, Section 102A)

        I hereby approve the within articles of consolidation and, the filing fee in the amount of $936.58 having been paid, said articles are deemed to have been filed with me this 19th day of November 1974.

Effective Date



                                   /s/John F. X. Davoren
                                   JOHN F. X. DAVOREN
                                   Secretary of the Commonwealth
                                      State House, Boston, Mass.












                        TO BE FILLED IN BY CORPORATION
              Photo Copy of Articles of Consolidation to be Sent

               To:  Richard L. Brickley
                    Brickley, Sears & Cole
                    75 Federal Street, Boston







                                                    Copy Mailed  Nov. 22, 1974

                      The Commonwealth of Massachusetts


                                  PAUL GUZZI

                        Secretary of the Commonwealth
                       STATE HOUSE, BOSTON, MASS. 02133


                             REDUCTION OF CAPITAL
                            ARTICLES OF AMENDMENT
                    General Laws, Chapter 164, Section 8B

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws. Make check payable to the Commonwealth of Massachusetts.


                              __________________



We,            James F. Smith                ,VicePresident, and
               John A. Lodge                 , Clerk of


                            BAY STATE GAS COMPANY
- -------------------------------------------------------------------------------
                            (Name of Corporation)

located at 125 High Street, Boston, Massachusetts,
           --------------------------------------------------------------------
do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held
on   April 3                                         ,1975,  by vote of


     1,086,126      shares of    Common Stock      out of   1,447,708    shares
   -------------               ----------------           -------------
                               (Class of Stock)

outstanding, being at least a majority of each class outstanding and entitled to vote thereon:



VOTED: That the Articles of Organization of the Company be amended to reduce the authorized capital stock of this Company by $187,000, consisting of 1,940 shares of Cumulative Preferred Stock, $50 par value, and 900 shares of Cummulative Preferred Stock, $100 par value, redeemed in accordance with the provisions of the Articles of Organization, thereby reducing the total number of shares of all classes of stock which the Company has authority to issue from 1,612,358 to 1,609,518, of which 72,060 shall be shares of Cumulative Preferred Stock, $100 par value; and 1,447,708 shall be shares of Common Stock, $10 par value.




    Note: Amendments for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets shall be on 8 1/2" wide x 11" high paper and must have a left-hand margin 1 inch wide for binding. Only one side should be used.

                                                                             2A



The total amount of capital stock already authorized is

                                                                74,000      shares preferred, $50 par value
                                                                90,650      shares preferred, $100 par value
                                                             1,447,708      shares common,    $10 par value


The total amount of capital stock already
   already issued is                                            74,000      shares preferred, $50 par value
                                                                90,650      shares preferred, $100 par value
                                                             1,447,708      shares common,    $10 par value

The amount of the reduction of
   the capital stock is                                        $97,000      preferred, $50 par value
                                                               $97,000      preferred, $100 par value
                                                              --------
                                                              $187,000
                                                              ========

The amount of issued stock after
   reduction is

                                                            $3,603,000      preferred, $50 par value
                                                            $8,975,000      preferred, $100 par value
                                                            $14,477,080     common, $10 par value

The manner in which said reduction will be effected is as follows:


        In accordance with the provisions of the Articles of Organization of the Company, on January 1, 1975 1,300 shares of Cumulative Preferred Stock, 5 5/8% Series, $50 par value; 640 shares of Cumulative
        Preferred Stock, $3.25 Series, $50 par value; and 900 shares of Cumulative Preferred Stock, 8.70% Series, $100 par value, were redeemed.

        The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.



IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed
our names this     3rd     day of     April                  , in the year 1975.


                    /s/ James. F. Smith                           ,Vice Presdent

                    /s/ John A. Lodge                             ,Clerk

                      THE COMMONWEALTH OF MASSACHUSETTS


                             REDUCTION OF CAPITAL
                            ARTICLES OF AMENDMENT


              (General Laws, Chapter 164, Section 8B)
              I hereby approve the within articles of amendment and, the filing fee in the amount of $50.00 having been paid, said articles are deemed to have
              been filed with me this                  7th
                                      ------------------------
              day of    April                , 19 75 .
                       -------------------        --








                                              /s/ Paul Guzzi
                                              ------------------------
                                                  PAUL GUZZI
                                                  Secretary of the Commonwealth
                                                  State House, Boston, Mass.


                        TO BE FILLED IN BY CORPORATION
                      PHOTO COPY OF AMENDMENT TO BE SENT


                      TO:  Richard L. Brickley, Esquire
                           75 Federal Street
                           Boston, Massachusetts  02110






                                                      Copy Mailed   Apr. 8, 1975

                      The Commonwealth of Massachusetts


                                  PAUL GUZZI

                        Secretary of the Commonwealth
                       STATE HOUSE, BOSTON, MASS. 02133
                             INCREASE OF CAPITAL
                            ARTICLES OF AMENDMENT
                    General Laws, Chapter 164, Section 8B


This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws. Make check payable to the Commonwealth of Massachusetts.

                              __________________


We,                      James F. Smith                     ,Vice President and
                         John A. Lodge                      ,Clerk of



                            BAY STATE GAS COMPANY
- --------------------------------------------------------------------------------
                            (Name of Corporation)

located at  125 High Street, Boston, Massachusetts
            --------------------------------------------------------------- do
hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on
April 3                         , 1975, by vote of



          1,070,402      shares of      Common Stock        out of   1,447,708
- -----------------------             ---------------------          -----------
                                     (Class of Stock)

shares outstanding, being atleast a majority of each class outstanding and entitled to vote thereon:




VOTED: That the Articles of Organization of the Company be amended to increase the authorized capital stock of this Company by $3,750,000 by increasing the number of authorized shares of Common Stock, $10 par value, by 375,000 shares, thereby increasing the total number of shares of all classes of stock which the Company has authority to issue from 1,609,518 to 1,984,518, of which 72,060 shall be shares of Cumulative Preferred Stock, $50 par value; 89,750 shall be shares of Cumulative Preferred Stock, $100 par value; and 1,822,708 shall be shares of Common Stock, $10 par value.







    Note: Amendments for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets shall be on 8-1/2" wide by 11" high paper and must
                                    ==================
    have a left-hand margin 1 inch wide for binding. Only one side should be used.

                                                                              2A



The total amount of capital stock     72,060    shares preferred, $50 par value
  already authorized is               89,750    shares preferred, $100 par value
                                   1,447,708    shares common,    $10 par value

The total amount of capital stock     72,060    shares preferred, $50 par value
  already issued is                   89,750    shares preferred, $100 par value
                                   1,447,708    shares common,    $10 par value

The amount of the increase of the
  capital stock is                $3,750,000    common, $10 par value


The amount of issued stock        $3,603,000    shares preferred, $50 par value
  after increase is               $8,975,000    shares preferred, $100 par value
                                 $18,227,080    shares common, $10 par value



The manner in which said increase will be effected is as follows:

        It is expected that, pursuant to the Order dated April 9, 1975 of the Massachusetts Department of Public Utilities in DPU 18286 and subsequent to a Registration Statement as filed with the Securities and Exchange Commission becoming effective, the 375,000 additional shares of Common Stock, $10 par value, of the Company will be issued and sold by negotiated public sales on or about May 6, 1975.

        The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.



IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed
our names this    28th      day of    April , in the year 1975.





                         /s/ James F. Smith,            Vice President



                         /s/ John A. Lodge,                      Clerk

                      THE COMMONWEALTH OF MASSACHUSETTS

                             INCREASE OF CAPITAL
                            ARTICLES OF AMENDMENT

                (General Laws, Chapter 164, Section 8B)

                I hereby approve the within articles of amendment and, the filing fee in the amount of $1,875.00 having been paid, said articles are deemed to have been filed with me this 29th day of April , 1975.




                                        /s/ Paul Guzzi
                                            PAUL GUZZI
                                            Secretary of  the Commonwealth
                                            State House, Boston, Mass.




                TO BE FILLED IN BY CORPORATION

                PHOTO COPY OF AMENDMENT TO BE SENT


                TO:

                    Richard L. Brickley, Esquire
                    75 Federal Street
                    Boston, Massachusetts  02110
                    542-0898




                                        Copy Mailed: May 2, 1975

                      The Commonwealth of Massachusetts



                                  PAUL GUZZI

                        Secretary of the Commonwealth

                          State House, Boston, Mass.
                                    02133
                             REDUCTION OF CAPITAL
                            ARTICLES OF AMENDMENT
                    General Laws, Chapter 164, Section 8B

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws. Make check payable to the Commonwealth of Massachusetts.

                              __________________

We,                            Thomas W. Sherman          ,Vice President and
                               Angela P. Carlson          , Clerk of

                            BAY STATE GAS COMPANY
- -------------------------------------------------------------------------------
                            (Name of Corporation)

located at  125 High Street, Boston, Massachusetts,                         do
            ----------------------------------------------------------------
hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on April 1, 1976, by vote of

        1,327,905 shares of Common Stock out of 1,822,708 shares outstanding,
- ----------------------------------------------------------------------------
                              (Class of Stock)
being at least a majority of each class outstanding and entitled to vote thereon:



VOTED: That the Articles of Organization of the Company be amended to reduce the authorized capital stock of this Company by $257,000 consisting of 2,340 shares of Cumulative Preferred Stock, $50 par value, and 1,400 shares of Cumulative Preferred Stock, $100 par value, redeemed and purchased in accordance with the provisions of the Articles of Organization, thereby reducing the total number of shares of all classes of stock which the Company has authority to issue from 1,984,518 to 1,980,778, of which 69,720 shall be shares of Cumulative Preferred Stock, $50 par value; 88,350 shall be shares of Cumulative Preferred Stock, $100 par value; and 1,822,708 shall be shares of Common Stock, $10 par value.


NOTE: Amendments for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets should be on 8-1/2" wide X 11" high paper and have a left-hand margin
                    =================
1 inch wide for binding.  Only one side should be used.

                                                                             2A



The total amount of capital stock     72,060   shares preferred, $50 par value
 already authorized is                89,750   shares preferred, $100 par value
                                   1,822,708   shares common, $10 par value

The total amount of capital stock     72,060   shares preferred, $50 par value
 already issued is                    89,750   shares preferred, $100 par value
                                   1,822,708   shares common, $10 par value

The amount of the reduction of the
 authorized capital stock is        $117,000   preferred, $50 par value
                                     140,000   preferred, $100 par value
                                    --------
                                    $257,000
                                    ========

The amount of issued stock after  $3,486,000   preferred, $50 par value
 reduction is                     $8,835,000   preferred, $100 par value
                                 $18,227,080   common, $10 par value



The manner in which said reduction will be effected is as follows:

        In accordance with the provisions of the Articles of Organization of the Company, (1) on July 1, 1975 500 shares of Cumulative Preferred Stock, 4.70% Series, $100 par value, were purchased and cancelled and 200 shares of Cumulative Preferred Stock, $3.80 Series, $50 par value, were redeemed and cancelled, with 200 additional shares of the $3.80 Series having been purchased and cancelled since that date; and (2) on January 1, 1976 1,300 shares of Cumulative Preferred Stock,
        5 5/8% Series, $50 par value; 640 shares of Cumulative Preferred Stock, $3.25 Series, $50 par value; and 900 shares of Cumulative Preferred Stock, 8.70% Series, $100 par value, were purchased and cancelled, making a total of 2,340 shares of Cumulative Preferred Stock, $50 par value, and 1,400 shares of Cumulative Preferred Stock, $100 par value, purchased or redeemed and cancelled.

        The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto
signed our names this 14th day of April   , in the year 1976.

                             /s/Thomas W. Sherman            ,Vice President

                             /s/Angela P. Carlson       ,Clerk

                      THE COMMONWEALTH OF MASSACHUSETTS

                             REDUCTION OF CAPITAL

                            ARTICLES OF AMENDMENT

                (General Laws, Chapter 164, Section 8B)
                I hereby approve the within articles of amendment
                and, the filing fee in the amount of $50.00
                having been paid, said articles are deemed to have
                been filed with me this 16th day of April   , 1976.



                                                /s/Paul Guzzi
                                                 PAUL GUZZI
                                                 Secretary of the Commonwealth
                                                 State House, Boston, Mass.


                        TO BE FILLED IN BY CORPORATION

                      PHOTO COPY OF AMENDMENT TO BE SENT


                TO:

                     Richard L. Brickley, Esquire
                     75 Federal Street
                     Boston, Massachusetts  02110



                                                 Copy Mailed April 26, 1976

                      The Commonwealth of Massachusetts

                                  PAUL GUZZI
                        Secretary of the Commonwealth
                      State House   Boston, Mass. 02133

                              ARTICLES OF MERGER
             Pursuant to General Laws, Chapter 164, Section 102A

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the last of the meetings of the stockholders of the constituent corporations at which the agreement enclosed herein was approved. The fee for filing this certificate is prescribed by General Laws. In order that the filing fee may be readily computed there shall be submitted to the Secretary at the time of filing this certificate a statement as to each constituent Massachusetts corporation signed under the penalties of perjury by its president or vice president setting out the amounts of capital stock which at the time of such filing such corporation is authorized to issue. Make check payable to the Commonwealth of Massachusetts.

                                *    *   *   *


                              __________________


                             LAWRENCE GAS COMPANY
                             --------------------
                                     AND
                            BAY STATE GAS COMPANY
                            ---------------------
                         the constituent corporations

into


                            BAY STATE GAS COMPANY
                            ---------------------

ONE OF THE CONSTITUENT CORPORATIONS


        The undersigned officers of each of the constituent corporations certify under the penalties of perjury as follows:

        1. The agreement of merger compiles with the requirements of the first paragraph of subsection (b) of General Laws, Chapter 156B, Section 78 is as follows: (Copy of agreement inserted.)
        (Here set forth such agreement, or insert a copy thereof, which shall be on paper 8 1/2 inches by 11 inches with a left-hand margin of 1 inch wide for binding).

        2. The effective date of the merger determined pursuant to the agreement referred to in paragraph 1 shall be June 1, 1976.

        3. The following information shall not for any purpose be treated as a permanent part of the articles of organization of the surviving corporation:

        (a) The post office address of the initial principal office of the surviving corporation in Massachusetts is

                Bay State Gas Company
                125 High Street
                Boston, Massachusetts 02110

        (b) The name, residence and post office address of each of the initial directors and president, treasurer and clerk of the surviving corporation is as follows:


             Name                   Residence                Post Office Address

President    Charles H. Tenney II   30 Cedar Rd., Chestnut Hill,
                                    Brookline, Mass. 02167

Treasurer    Thomas W. Sherman      5 Harold St., Manchester, Mass. 01944

Clerk        Angela P. Carlson      45 Ridge Rd., Lexington, Mass. 02173

Directors    Richard L. Brickley    4 W. Cedar St., Boston, Mass. 02108
             Robert M. Brigham      977 Longmeadow St., Longmeadow, Mass. 01106
             Anthony D. Matarese    7 Captains Row, Mashpee Village, Buzzards
                                      Bay, Mass. 02532
             Thomas W. Sherman      5 Harold St., Manchester, Mass. 01944
             Robert V. Shupe        45 Fairview Ave., Brockton, Mass. 02401
             Endicott Smith         97 Essex Rd., Newton, Mass. 02167
             Charles H. Tenney II   30 Cedar Rd., Chestnut Hill, Brookline,
                                      Mass. 02167
             Charles M. Tenney, Jr. Harrison St., Duxbury, Mass. 02332
             Thomas D. Welch        180 Beacon St., Boston, Mass. 02116
             Roger U. Wellington    Garrison Lane., Osterville, Mass. 02655
             Roger A. Young         17 Happy Hollow Rd., Wayland, Mass. 01778

        (c) The fiscal year of the surviving corporation initially adopted is By-Laws provide that fiscal year shall end on the 31st day of December in each year.

        (d) The date initially fixed in the by-laws for the annual meeting of stockholders of the surviving corporation is By-Laws provide that the annual meeting of stockholders shall be held on the first Thursday in April in each year.

                             LAWRENCE GAS COMPANY
                             --------------------

                            C E R T I F I C A T E
                            ---------------------



        I, Thomas W. Sherman, Vice President of Lawrence Gas Company, do hereby certify that the amount of capital stock which said Company has authority to issue as of the date hereof is 670,002 shares of Common Stock, $10 par value;

and that all of said shares of stock are issued and outstanding as of the date hereof.


        WITNESS my hand and the seal of said corporation this 1st day of June, 1976.



                                   /s/ Thomas W. Sherman
                                   --------------------------------------------
                                       Vice President


                                                            [SEAL]

                            BAY STATE GAS COMPANY
                            ---------------------

                        C  E  R  T  I  F  I C  A  T  E
                        ------------------------------



        I, Thomas W. Sherman, Vice President of Bay State Gas Company, do

hereby certify that the amount of capital stock which said Company has authority to issue as of the date hereof is 1,822,708 shares of Common Stock,

$10 par value; 69,720 shares of Cumulative Preferred Stock, $50 par value; and

88,350 shares of Cumulative Preferred Stock, $100 par value; and that all of said shares of stock are issued and outstanding as of the date hereof.


        WITNESS my hand and the seal of said corporation this 1st day of June, 1976.



                                           /s/ Thomas W. Sherman
                                           ------------------------------------
                                           Vice President



                                                                       [SEAL]

                                                               [CONFORMED COPY]



                         AGREEMENT AND PLAN OF MERGER
                                      OF
                             LAWRENCE GAS COMPANY
                        (A Massachusetts Corporation)


                                INTO AND WITH

                            BAY STATE GAS COMPANY
                        (A Massachusetts Corporation)

    the corporate existence of which shall be continued under the name of

                            BAY STATE GAS COMPANY
                          (the "Surviving Company")

        AGREEMENT AND PLAN OF MERGER (the "Agreement"), dated as of April 1, 1976, between LAWRENCE GAS COMPANY, a Massachusetts corporation ("Lawrence"), and BAY STATE GAS COMPANY, a Massachusetts corporation ("Bay State" or the "Surviving Company"), which corporations are herein collectively referred to as the "Constituent Companies,"

                                 WITNESSETH:

        WHEREAS, Bay State owns all of the issued and outstanding shares of Common Stock of Lawrence, par value $10 per share (the "Lawrence Common Stock"); and

        WHEREAS, it is proposed to merge Lawrence into and with Bay State in accordance with the terms and conditions herein set forth and the applicable requirements of law, and to continue to the corporate existence of Bay State under and in pursuance of the General Laws of The Commonwealth of Massachusetts under the name of "Bay State Gas Company" and

        WHEREAS, Bay State will have outstanding upon the consummation of the merger 1,822,708 shares of Common Stock, par value $10 per share (the "Bay State Common Stock"); and 69,720 shares of Cumulative Preferred Stock, par value $50 per share, and 88,350 shares of Cumulative Preferred Stock, par value $100 per share (herein collectively referred to as the "Bay State Preferred Stock"), or such number of shares as shall be duly authorized at that time; and

        WHEREAS, the applicable provisions of the General Laws of The Commonwealth of Massachusetts permits the merger of Lawrence into and with Bay State;

        NOW, THEREFORE, in consideration of the premises and of the mutual agreements, provisions, covenants and grants herein contained, and in order to prescribe the terms and conditions of the merger and the mode of carrying it into effect, it is hereby agreed as follows:

        FIRST: It is intended that this instrument shall constitute an agreement and the terms for a merger within the meaning of Chapter 164 of the General Laws of The Commonwealth of Massachusetts and shall constitute a plan of reorganization within the meaning of Internal Revenue Code Section 368 (a), and that the merger to be effected pursuant hereto is intended to qualify under that provision.

        SECOND: Lawrence shall be merged into and with Bay State, the corporate existence of which shall be continued as the Surviving Company under and in accordance with the General Laws of the Commonwealth of Massachusetts.

        THIRD: The articles of organization, as amended, and By-Laws, as amended, of Bay State shall continue in full force and effect as the Articles of Organization and By-Laws of the Surviving Company, with the purposes of Bay State set forth in its Articles of Organization, as amended, continuing as the purposes of the Surviving Company.

        FOURTH:  Upon the Effective Date (as hereinafter defined):

        (a)(i) each of the issued and outstanding shares of Lawrence Common Stock shall be cancelled and no new shares or other consideration of Bay State shall be issued in exchange therefor; and (ii) each of the shares of Bay State Common Stock and Bay State Preferred Stock which is then issued and outstanding shall remain issued and outstanding;

        (b) the separate and independent corporate existence of Lawrence shall cease;

        (c) Bay State shall have and possess all of the rights, powers, privileges, franchises, property, real, personal or mixed, and immunities held at such time by Lawrence and Bay State, to the same extent as though said rights, powers, privileges, franchises, property and immunities had been originally owned by or granted to it;

        (d) all of the liabilities of Lawrence shall be assumed by Bay State and the officers of Bay State shall execute and deliver such documents as shall be necessary or appropriate to effect such assumption except that the lien of the Indenture (the "Indenture") between Lawrence and the Merchants National Bank of Boston (now New England Merchants National Bank), Trustee, dated as of November 1, 1957, shall be confined to the properties held by Lawrence as of the Effective Date (as hereinafter defined), together with all repairs, renewals, replacements, substitutions, betterments, additions, extensions and improvements made on such properties subsequent to the Effective Date and nothing herein contained shall be deemed to be a consent by Bay State to the subjection of its properties to such lien;

        (e) the right, title or interest to any real estate, whether vested by deed or otherwise, of Lawrence shall not revert or be in any way impaired by reason of the merger; and

        (f) all rights of creditors and all liens upon the property of Lawrence shall be preserved unimpaired, and each of the Constituent Companies shall continue in existence so far as may be necessary to preserve the same.

        FIFTH:  Bay State shall pay all expenses of the merger.

        SIXTH: This Agreement shall become effective upon execution and the merger shall become effective at such time and on such date (the "Effective Date") as shall be determined by the chief executive officers of the Constituent Companies and upon such filings as shall be required by law. The obligations of the Constituent Companies under this Agreement are subject to the satisfaction on the Effective Date, or prior thereto as may be agreed by the Constituent Companies, of the following conditions:

        (a) All approvals and court orders relating to this Agreement which are deemed necessary or appropriate by the officers and Directors of Lawrence and Bay State shall been received.

        (b) There shall have been received either a ruling or rulings from the Internal Revenue Service, in form and content satisfactory to Bay State, to the effect that the merger is a tax-free reorganization and that no gain or loss will be recognized to either of the Constituent Companies as a result of or with respect to the merger contemplated hereby or an opinion of counsel to the foregoing effect.

        (c) This Agreement shall have been approved by the shareholders of both Lawrence and Bay State in accordance with the requirements of Chapter 164,
Section 96, of the General Laws of The Commonwealth of Massachusetts.

        (d) A copy of this Agreement shall have been signed, verified and filed in such manner as required by the provisions of Chapter 164 of the General Laws of The Commonwealth of Massachusetts.

        (e) The merger of Lawrence into Bay State pursuant to the terms of this Agreement shall have been approved by the Massachusetts Department of Public Utilities.

        (f) The Constituent Companies shall have received favorable opinions, dated the Effective Date, of Messrs. LeBoeuf, Lamb, Leiby & MacRae and Messrs. Brickley, Sears & Cole to the effect that:

        (i) Lawrence and Bay State are corporations duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts, have power to own all of their properties and assets and to carry on their businesses as presently conducted and have received all necessary authorizations, consents and approvals of governmental authorities to own the properties and to conduct the businesses which they now own and conduct:

        (ii) Lawrence has the corporate power to execute and deliver this Agreement and to merge into Bay State as specified in this Agreement and has taken all action required by law, its Articles of Organizations, as amended, its By-Laws, as amended, or otherwise to authorize, and to have its sole shareholder authorize, the transactions contemplated by this Agreement;

        (iii) Bay State has the corporate power to execute and deliver this Agreement and has taken all action required by law, its Articles of Organization, as amended, its By-Laws, as amended, or otherwise to authorize, and to have its shareholders authorize, the transactions contemplated by this Agreement;

        (iv) the execution and delivery of this Agreement do not, and the transactions contemplated hereby will not, violate any provision of the Articles of Organization, as amended, or By-Laws, as amended, of Lawrence or Bay State or any provisions of, or result in the acceleration of any obligation under, any mortgage, lien, lease, agreement, instrument, order, arbitration award, judgment or decree of which such counsel has knowledge to which Lawrence or Bay State is a party or by which any of them is bound, and will not violate or conflict with any other restrictions of any kind or character of which such counsel has knowledge and to which Lawrence or Bay State is subject; and

        (v) this Agreement has been duly authorized and is a valid and binding agreement.

In rendering the opinion specified above Messrs. LeBoeuf, Lamb, Leiby &
MacRae may rely upon certificates of any officer or officers of Lawrence and Bay State and upon the opinion of Messrs. Brickley, Sears & Cole insofar as such opinion of Messrs. LeBoeuf, Lamb, Leiby & MacRae concerns the laws of The Commonwealth of Massachusetts. Insofar as their opinions concern titles and franchises, Messrs. LeBoeuf, Lamb, Leiby & MacRae and Messrs. Brickley, Sears & Cole may rely upon the opinions of local counsel. Insofar as such opinion concerns matters relating to Lawrence, Messrs. LeBoeuf, Lamb, Leiby & MacRae and Messrs. Brickley, Sears & Cole may rely upon a satisfactory opinion of Richard B. Dunn, Esq., General Counsel of New England Electric System, with respect to the matters set forth in (i), (ii), (iv), or (v), but only as at or prior to November 14, 1973.

        SEVENTH: Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated at any time prior to the Effective Date (a) by mutual consent of the Boards of Directors of the Constituent Companies, or (b) by the Board of Directors of either of the Constituent Companies if such Board of Directors shall determine that it is not in the best interests of such Constituent Company to consummate the transactions contemplated hereby. Nevertheless, anything in this Agreement to the contrary notwithstanding, if any of the conditions specified in Article SIXTH hereof (with the exception of the conditions set forth in Paragraphs (b), (c) and (e)) have not been satisfied, Lawrence and Bay State, in addition to any other rights which may be available to them, shall have the right to waive such conditions and proceed with the transactions contemplated hereby.

        EIGHTH: If at any time Bay State shall deem or be advised that any further assignments, assurances in the law or other acts or instruments are necessary or desirable to vest in Bay State the title to any property of Lawrence, the proper officers and Directors of Lawrence shall do all such acts and things as may be necessary or proper to vest title to such property in Bay State and otherwise to carry out the purposes of this Agreement.

        NINTH: Bay State agrees to execute and cause to be recorded, no later than the Effective Date, any documents required to prevent the lien of the Lawrence Indenture referred to above in Article FOURTH from attaching to any properties other than those held by Lawrence on the Effective Date and all repairs, renewals, replacements, substitutions, betterments, additions, extensions and improvements made on such properties subsequent to the Effective Date.

        TENTH: This Agreement shall be construed under and in accordance with the General Laws of The Commonwealth of Massachusetts.

        ELEVENTH: This Agreement shall be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

        TWELFTH: Anything in this agreement to the contrary notwithstanding, the Boards of Directors of the Constituted Companies may, by mutual consent, amend any provision of this Agreement, provided, however, that the conditions set forth in Paragraphs (b), (c) and (e) of Article SIXTH hereof may not be so amended.

        IN WITNESS WHEREOF, the Constituent Companies have caused their respective corporate seals to be hereunto affixed and these presents to be signed by their respective Presidents or Vice Presidents and Treasurers or Assistant Treasurers and attested by their respective Clerks or Assistant Clerks, all thereunto duly authorized, as of the day and year first above mentioned.

LAWRENCE GAS COMPANY                    BAY STATE GAS COMPANY

By:    Roger A. Young                   By:    Roger A. Young
   -------------------------               --------------------------
             Vice President                           Vice President

By:    Thomas W. Sherman                By:    Thomas W. Sherman
   -------------------------               --------------------------
             Treasurer                                Treasurer


[SEAL]                                  [SEAL]

Attest: Angela P. Carlson               Attest: Angela P. Carlson
       ---------------------                   ----------------------
             Clerk                                    Clerk

The undersigned officers of the several constituent corporations listed above further state under the penalties of perjury as to their respective corporations that the agreement of merger which is set forth under paragraph 1, has been duly executed on behalf of such corporation and duly approved by the stockholders of such corporation in the manner required by General Laws, Chapter 164, Section 96 and in compliance with all pertinent requirements of the articles or organization of such corporation at meetings of stockholders held on the following dates.


                Name                            Date of stockholders meeting
Lawrence Gas Company                              April 1, 1976
Bay State Gas Company                             April 1, 1976


and that said agreement of merger has been approved by the Massachusetts Department of Public Utilities by its Order dated May 4, 1976 in D.P.U. 18620 in the manner required by General Laws, Chapter 164, Section 96.



                                 /s/ Thomas W. Sherman           Vice President
                                 ----------------------------------------------

                                 /s/ Angela P. Carlson           Clerk
                                 ----------------------------------------------

of
                             LAWRENCE GAS COMPANY
                             --------------------
                      (name of constituent corporation)


                                 /s/ Thomas W. Sherman           Vice President
                                 ----------------------------------------------

                                 /s/ Angela P. Carlson           Clerk
                                 ----------------------------------------------


of
                            BAY STATE GAS COMPANY
                            ---------------------
                      (name of constituent corporation)

                      THE COMMONWEALTH OF MASSACHUSETTS

                              ARTICLES OF MERGER
                  (General Laws, Chapter 164, Section 102A)

        I hereby approve the within articles of merger and, the filing fee in the amount of $150.00 having been paid, said articles are deemed to have been filed with me this 1st day of June, 1976.





                                                /s/ PAUL GUZZI
                                             ----------------------------------
                                                    Paul Guzzi
                                              Secretary of the Commonwealth
                                              State House, Boston, Mass.




                        TO BE FILLED IN BY CORPORATION
                 Photo Copy of Articles of Merger To Be Sent

           To:
                Richard L. Brickley, Esquire
                75 Federal Street
                Boston, Massachusetts  02110





                                              Copy Mailed June 10, 1976

                      The Commonwealth of Massachusetts
                                  PAUL GUZZI
                        Secretary of the Commonwealth
                          STATE HOUSE, BOSTON, MASS.
                                    02133

                             REDUCTION OF CAPITAL
                            ARTICLES OF AMENDMENT
                    General Laws, Chapter 164, Section 8B


This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws. Make check payable to the Commonwealth of Massachusetts.

                              __________________

We,                             Roger A. Young            , Vice President and
                                Angela P. Carlson         , Clerk of

                            BAY STATE GAS COMPANY
- -------------------------------------------------------------------------------
                            (Name of Corporation)
located at 125 High Street, Boston, Massachusetts
           --------------------------------------------------------------------

do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on

April 7            , 1977, by vote of

   1,232,698 shares of Common Stock out of 1,822,708 shares outstanding, being
- -----------------------------------------------------
                        (Class of Stock)
at least a majority of each class outstanding and entitled to vote thereon:



VOTED: That the Articles of Organization of the Company be amended to reduce the authorized capital stock of this Company by $257,000, consisting of 2,340 shares of Cumulative Preferred Stock, $50 par value, and 1,400 shares of Cumulative Preferred Stock, $100 par value, redeemed and purchased in accordance with the provisions of the Articles of Organization, thereby reducing the total number of shares of all classes of stock which the Company has authority to issue from 1,980,778 to 1,977,038, of which 67,380 shall be shares of Cumulative Preferred Stock, $50 par value; 86,950 shall be shares of Cumulative Preferred Stock, $100 par value; and 1,822,708 shall be shares of Common Stock, $10 par value.



NOTE: Amendments for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets shall be on 8-1/2 X 11" high paper and must have a
                                ===========
left-hand margin 1 inch wide for binding.  Only one side should be used.

                                                                             2A




The total amount of capital stock      69,720  shares preferred, $50 par value
 already authorized is                 88,350  shares preferred, $100 par value
                                    1,822,708  shares common, $10 par value

The total amount of capital stock      69,720  shares preferred, $50 par value
 already issued is                     88,350  shares preferred, $100 par value
                                    1,822,708  shares common, $10 par value

The amount of the reduction of
 the capital stock is                $117,000  preferred, $50 par value
                                      140,000  preferred, $100 par value
                                     --------
                                     $257,000
                                     ========

The amount of issued stock         $3,369,000  preferred, $50 par value
 after reduction is                $8,695,000  preferred, $100 par value
                                  $18,227,080  common, $10 par value

The manner in which said reduction will be effected is as follows:

        In accordance with the provisions of the Articles of Organization of the Company, (1) on July 1, 1976 500 shares of Cumulative Preferred Stock, 4.70% Series, $100 par value, were purchased and cancelled and 200 shares of Cumulative Preferred Stock, $3.80 Series, $50 par value, were redeemed and cancelled, with 200 additional shares of the $3.80 Series having been purchased and cancelled since that date; and (2) on January 1, 1977 1,300 shares of Cumulative Preferred Stock, 5 5/8% Series, $50 par value; 640 shares of Cumulative Preferred Stock, $3.25 Series, $50 par value, and 900 shares of Cumulative Preferred Stock, 8.70% Series, $100 par value, were purchased and cancelled, making a total of 2,340 shares of Cumulative Preferred Stock, $50 par value, and 1,400 shares of Cumulative Preferred Stock, $100 par value, purchased or redeemed and cancelled.

        The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 15th day of April, in the year 1977.


                            /s/ Roger A. Young              , Vice President



                            /s/ Angela P. Carlson           , Clerk

                      THE COMMONWEALTH OF MASSACHUSETTS

                        REDUCTION OF CAPITAL
                        ARTICLES OF AMENDMENT

                        (General Laws, Chapter 164, Section 8B)

                        I hereby approve the within articles of amendment and, the filing fee in the amount of $50.00 having been paid, said articles are deemed to have been filed with me this 19TH day of April, 1977.



                                                /s/ Paul Guzzi
                                                PAUL GUZZI
                                                Secretary of the Commonwealth
                                                State House, Boston, Mass.


                        TO BE FILLED IN BY CORPORATION

                      PHOTO COPY OF AMENDMENT TO BE SENT


                        TO:
                             Richard L. Brickley, Esquire
                             75 Federal Street
                             Boston, Massachusetts 02110
                             542-0896





                                                Copy Mailed     Apr. 20, 1977

                      The Commonwealth of Massachusetts


                                  PAUL GUZZI

                        Secretary of the Commonwealth

                          STATE HOUSE, BOSTON, MASS.
                                    02133


                             INCREASE OF CAPITAL

                            ARTICLES OF AMENDMENT

                    General Laws, Chapter 164, Section 8B



This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws. Make check payable to the Commonwealth of Massachusetts.

                              __________________



We,       Roger A. Young                             , Vice President and
          Angela P. Carlson                          , Clerk of



                            BAY STATE GAS COMPANY
- -------------------------------------------------------------------------------
                            (Name of Corporation)

located at        120 Royall Street, Canton, Massachusetts 02021,
           --------------------------------------------------------------------
do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on
                   April 7,*        , 1977     , by vote of

    1,208,430   shares of    Common Stock     out of    1,822,708
- ---------------           ------------------          -------------
                           (Class of Stock)
shares outstanding, being at least a majority of each class outstanding and entitled to vote thereon:

VOTED: That the Articles of Organization of the Company be amended to increase the authorized capital stock of this Company by $3,000,000 by increasing the number of authorized shares of Common Stock, $10 par value, by 300,000 shares, thereby increasing the total number of shares of all classes of stock which the Company has authority to issue from 1,977,038 to 2,277,038, of which 67,380 shall be shares of Cumulative Preferred Stock, $50 par value; 86,950 shall be shares of Cumulative Preferred Stock, $100 par value; and 2,122,708 shares of Common Stock, $10 par value.



        *Meeting adjourned September 14, 1977.



   Note: Amendments for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets shall be on 8 1/2" wide X 11" high paper
                                                   =================
         must have a left-hand margin 1 inch wide for binding. Only one side should be used.

                                                            2A





The total amount of capital           67,380   shares preferred, $50 par value
   stock already authorized is        86,950   shares preferred, $100 par value
                                   1,822,708   shares common, $10 par value


The total amount of capital           67,380   shares preferred, $50 par value
   stock already issued is            86,950   shares preferred, $100 par value
                                   1,822,708   shares common, $10 par value


The amount of the increase of    $ 3,000,000   common,  $10 par value
   authorized capital stock is


The amount of the authorized     $ 3,369,000   preferred, $50 par value
   capital stock after           $ 8,695,000   preferred, $100 par value
   increase is                   $21,227,080   common, $10 par value*


     (*$18,227,080 of which is already issued)



NOTE:  None of the 300,000 additional authorized shares of Common
       Stock, $10 par value, of the Company will be issued without receiving prior written approval from the Massachusetts Department of Public Utilities.

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.


IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 17th day of October, in the year 1977.





                    /s/Roger A. Young             Vice President
- ------------------------------------------------



                    /s/Angela P. Carlson           Clerk
- ------------------------------------------------

                      THE COMMONWEALTH OF MASSACHUSETTS



                             INCREASE OF CAPITAL

                            ARTICLES OF AMENDMENT



                   (General Laws, Chapter 164, Section 8B)



               I hereby approve the within articles of amendment

               and, the filing fee in the amount of $1,500.00

               having been paid, said articles are deemed to have

               been filed with me this 19th day of

               October              , 1977  .











                                /s/PAUL GUZZI

                                  PAUL GUZZI

                        Secretary of the Commonwealth


                                               Secretary of the Commonwealth
                                               State House, Boston, Mass.







                    TO BE FILLED IN BY CORPORATION

                      PHOTO COPY OF AMENDMENT TO BE SENT



                    TO:



                    Richard L. Brickley, Esquire
                    -------------------------------------
                    75 Federal Street
                    -------------------------------------
                    Boston, Massachusetts  02110
                    -------------------------------------
                        542-0896
                    -------------------------------------





                                                                Copy Mailed

                      The Commonwealth of Massachusetts



                                  PAUL GUZZI

                        Secretary of the Commonwealth

                         State House, Boston,  MASS.

                                    02133

                             REDUCTION OF CAPITAL

                            ARTICLES OF AMENDMENT

                    General Laws, Chapter 164, Section 8B



This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws. Make check payable to the Commonwealth of Massachusetts.

                              __________________



We,                     Thomas W. Sherman                   , Vice President
                        Angela P. Carlson                       ,Clerk




                            BAY STATE GAS COMPANY
- ------------------------------------------------------------------------------
                            (Name of Corporation)

located at     120 Royall Street, Canton,  Massachusetts
           -------------------------------------------------------------------

do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on
   April 6 , 1978,      by vote of  1,330,023    shares of      Common
- -----------------------------------------------            -------------------
                                                           (Class of Stock)
out of     1,822,708      shares  outstanding,
        ----------------
being at least a majority of each class outstanding and entitled to vote thereon.


VOTED: That the Articles of Organization of the Company be amended to reduce the authorized capital stock of the Company by $262,600, consisting of 2,340 shares of Cumulative Preferred Stock, $50 par value, and 1,456 shares of Cumulative Preferred Stock, $100 par value, redeemed and purchased in accordance with the provisions of the Articles of Organization, thereby reducing the total number of shares of all classes of stock which the Company has authority to issue from 2,277,038 to 2,273,242, of which 65,040 shall be shares of Cumulative Preferred Stock, $50 par value; 85,494 shall be shares of Cumulative Preferred Stock, $100 par value; and 2,122,708 shall be shares of Common Stock, $10 par value.







   Note: Amendments for  which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets shall be on 8 1/2" wide x 11" high paper
                                         =================
         and must have a left-hand margin 1 inch wide for binding. Only one side should be used.

                                                                 2A





The total amount of capital            67,380   shares preferred, $50 par value
  Stock already authorized is          86,950   shares preferred, $100 par value
                                    2,122,708   shares common, $10 par value



The total amount of capital            67,380   shares preferred, $50 par value
  Stock already issued is              86,950   shares preferred, $100 par value
                                    1,822,708   shares common, $10 par value



The amount of the reduction           117,000   preferred, $50 par value
  of the capital stock is             145,600   preferred, $100 par value
                                     --------
                                     $262,600
                                     ========


The amount of issued              $ 3,252,000   preferred, $50 par value
  stock after reduction is        $ 8,549,400   preferred, $100 par value
                                  $18,227,080   common, $10 par value




The manner in which said reduction will be effected is as follows:



In accordance with the provisions of the Articles of Organization of the Company, (1) on July 1, 1977 500 shares of Cumulative Preferred Stock,

4.70% Series, $100 par value, and 56 shares of Cumulative Preferred Stock,

9.95% Series, $100 par value, were purchased and cancelled; and 200 shares of

Cumulative Preferred Stock, $3.80 Series, $50 par value, were redeemed and cancelled, with 200 additional shares of the $3.80  Series having been purchased and cancelled since that date; and (2) on January 1, 1978 1,300 shares of Cumulative Preferred Stock,  5 5/8% Series, $50 par value; 640 shares of Cumulative Preferred Stock, 3.25% Series, $50 par value; and 900 shares of

Cumulative Preferred Stock, 8.70% Series, $100 par value, were purchased and cancelled, making a total of 2,340 shares of Cumulative Preferred Stock, $50 par value, and 1,456 shares of Cumulative Preferred Stock, $100 par value,

purchased or redeemed and cancelled.

        The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.



IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed
our names this     7th     day of         April          , in the year  1978.





                          /s/Thomas W. Sherman,      Vice President



                          /s/Angela P. Carlson,        Clerk

                      THE COMMONWEALTH OF MASSACHUSETTS



                             REDUCTION OF CAPTIAL



                            ARTICLES OF AMENDMENT



                   (General Laws, Chapter 164, Section 8B)



               I hereby approve the within articles of amendment

               and, the filing fee in the amount of $50.00

               having been paid, said articles are deemed to have

               been filed with me this 10th

               day of    April                , 1978.






                                        /s/ Paul Guzzi



                                        PAUL GUZZI

                                        Secretary of the Commonwealth



                                            Secretary of the Commonwealth

                                            State House, Boston, Mass.





                        TO BE FILLED IN BY CORPORATION

                        PHOTO COPY OF AMENDMENT TO BE SENT



                        TO:  Richard L. Brickley, Esquire
                             75 Federal Street
                             Boston, Massachusetts  02110










                                                   Copy Mailed 4/11/78

                      The Commonwealth of Massachusetts





                           MICHAEL JOSEPH CONNOLLY
                        Secretary of the Commonwealth
                       STATE HOUSE, BOSTON, MASS. 02133
                             INCREASE OF CAPITAL
                            ARTICLES OF AMENDMENT
                    General Laws, Chapter 164, Section 8B



This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws. Make check payable to the Commonwealth of Massachusetts.

                              __________________



We,                       Thomas W. Sherman        ,Vice President and
                          Angela P. Carlson            , Clerk of



                            BAY STATE GAS COMPANY
                            (Name of Corporation)

located at   120 Royall Street, Canton, Massachusetts
           -------------------------------------------------------------------
do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on
February 27   , 1979,   by vote of          1,435,471               shares of
                                    --------------------------
         Common            out of       2,075,691          shares outstanding,
- --------------------------         ----------------------
   (Class of  Stock)

being at least a majority of each class outstanding and entitled to vote thereon:



VOTED: That the Articles of Organization of the Company be amended to increase the authorized capital stock of this Company by $29,471,520 by increasing the number of authorized shares of Common Stock, $10 par value, by 1,377,292 shares, of Cumulative Preferred Stock, $50 par value, by 84,960 shares and of Cumulative Preferred Stock, $100 par value, by 114,506 shares, thereby increasing the total number of shares of all classes of stock which the Company has authority to issue from 2,273,242 to 3,850,000, of which 3,500,000 shall be shares of Common Stock, $10 par value; 150,000 shall be shares of Cumulative Preferred Stock, $50 par value; and 200,000 shall be shares of Cumulative Preferred Stock, $100 par value.




  NOTE: Amendments for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets shall be on 8-1/2" wide X 11" high paper and must
                                         =================
         have a left hand margin 1 inch wide for binding. Only one side should be used.

                                                            2A



The total amount of capital           65,040    shares preferred, $50 par value
   stock already authorized is        85,494    shares preferred, $100 par value
                                   2,122,708    shares common, $10 par value


The total amount of capital           65,040    shares preferred, $50 par value
  stock already issued is             85,494    shares preferred, $100 par value
                                   2,075,691    shares common, $10 par value



The amount of the increase       $ 4,248,000    preferred, $50 par value
  of the authorized capital       11,450,600    preferred, $100 par value
  stock is                        13,772,920    common, $10 par value



The amount of the authorized     $ 7,500,000    preferred, $50 par value
  capital stock after increase    20,000,000    preferred, $100 par value
                                  35,000,000     common, $10 par value




NOTE: None of the 84,960 additionally authorized shares of Cumulative Preferred Stock, $50 par value; 114,506 additionally authorized share of Cumulative Preferred Stock, $100 par value; or 1,377,292 additionally authorized shares of Common Stock, $10 par value, of the Company will be issued without receiving prior written approval from the Massachusetts Department of Public Utilities.

        The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.



IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed
our names this   6th   day of    March, in the year 1979.




                             /s/ Thomas W. Sherman,         Vice President

                             /s/ Angela P. Carlson,         Clerk

                      THE COMMONWEALTH OF MASSACHUSETTS



                             INCREASE OF CAPITAL
                            ARTICLES OF AMENDMENT


                   (General Laws, Chapter 164, Section 8B)


               I hereby approve the within articles of amendment

               and, the filing fee in the amount of $14,735.16

               having been paid, said articles are deemed to have

               been filed with me this  7th

               day of   March                 , 1979  .




                              /s/ Michael Joseph Connolly


                              MICHAEL JOSEPH CONNOLLY

                                      Secretary of  the Commonwealth

                                      State House, Boston, Mass.







                        TO BE FILLED IN BY CORPORATION



                      PHOTO COPY OF AMENDMENT TO BE SENT





                        TO:
                             Richard L. Brickley, Esquire
                             75 Federal Street
                             Boston, Massachusetts  02110







                                                  Copy Mailed Mar. 12, 1979

                      The Commonwealth of Massachusetts



                                                       FEDERAL IDENTIFICATION
                                                       NO:    04-2548120
                                                          -------------------




                           MICHAEL JOSEPH CONNOLLY
                        Secretary of the Commonwealth
                   ONE ASHBURTON PLACE, BOSTON, MASS. 02108


                            ARTICLES OF AMENDMENT
                    General Laws, Chapter 164, Section 8B



This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws. Make check payable to the Commonwealth of Massachusetts.

                              __________________


We,                 Thomas W. Sherman                       , Vice President
                    Angela P. Carlson                      , Clerk




                            BAY STATE GAS COMPANY
- ------------------------------------------------------------------------------
                            (Name of Corporation)

located at       120 Royall Street,  Canton, Massachusetts
           -------------------------------------------------------------------

do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on
February    27,     1979,      by vote of       1,449,003      shares of
                                          --------------------
     Common       out of    2,075,691     shares outstanding, being at
- -----------------        ---------------
(Class of  Stock)

least a majority of each class outstanding and entitled to vote thereon:



VOTED: That the Articles of Organization of the Company be amended to insert therein the terms of the two new series of the Company's Cumulative Preferred Stock, $50 par value, and Cumulative Preferred Stock, $100 par value, to be issued in connection with the acquisition of Northern pursuant to the terms of the aforementioned Agreements, said terms to be as follows:



"The fourth series of the Cumulative Preferred Stock, $50 par value, shall be designated "Cumulative Preferred Stock, 7.2% Series"; the number of shares of such series which may be issued shall be limited to



  Note: Amendments for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets shall be on 8 1/2" wide x 11" high paper and must
                                         =================
         have a left-hand margin 1 inch wide for binding. Only one side should be used.

                                                                        2A


    17,710 shares, the annual dividend rate per share for such series shall be 7.2% of the par value thereof; the redemption price for such series shall be $50 per share, together with dividends accrued thereon to the date fixed for redemption; and the distributive amount fixed for said series in the event of any involuntary liquidation, dissolution or winding up of the affairs of the Corporation shall be $50 per share and the distributive amount fixed for said series in the event of any voluntary liquidation, dissolution or winding up of the affairs of the Corporation and in the event of any distribution to holders of, or any purchase or acquisition of, shares of Common Stock or any other stock ranking junior to the Cumulative Preferred Stock in respect of the distribution of assets, other than out of or from the Corporation's earned surplus, shall be equal to the redemption price per share, plus in each case dividends accrued thereon to the date of distribution."



and



    "The fourth series of the Cumulative Preferred Stock, $100 par value, shall be designated "Cumulative Preferred Stock, 5% Series"; the number of shares of such series which may be issued shall be limited to 16,901 shares; the annual dividend rate per share for such series shall be 5% of the par value thereof; the redemption price for such series shall be $105 per share, together with dividends accrued thereon to the date fixed for redemption; the distributive amount fixed for said series in the event of any involuntary liquidation, dissolution or winding up of the affairs of the Corporation shall be $100 per share, plus dividends accrued thereon to the date of distribution; and the distributive amount fixed for said series in the event of any voluntary liquidation, dissolution or winding up of the affairs of the Corporation and in the event of any distribution to holders of, or any purchase or acquisition of, shares of Common Stock or any other stock ranking junior to the Cumulative Preferred Stock in respect of the distribution of assets, other than out of or from the Corporation's earned surplus, shall be the redemption price per share, which shall include dividends accrued thereon to the date of distribution."

                                        October 5, 1979







Richard L. Brickley, Esquire
Brickley, Sears & Cole
75 Federal Street
Boston, Massachusetts 02110

Dear Mr. Brickley:

Enclosed are two (2) copies of originally signed Articles of Amendment as voted by the common shareholders of the Company at the special meeting thereof held February 27, 1979. These Articles must be filed within thirty
(30) days of September 24, 1979, the date on which the Massachusetts Department of Public Utilities issued its Order approving the issue of the two new series of the Company's Cumulative Preferred Stock in connection with the Company's proposed acquisition of Northern Utilities, Inc.

One copy has a check in the amount of $50 attached, payable to The Commonwealth of Massachusetts, to cover the fee for filing and should be filed in the office of the Secretary of the Commonwealth; the other copy is for filing with the DPU. A photo copy is also enclosed for your records.

We would like to have you obtain two (2) certified copies of the Articles filed with the Secretary. Please notify the undersigned as to the cost of obtaining the same and a check will be forwarded to you in that amount.

                                         Very truly yours,


                                         BAY STATE GAS COMPANY

                                         /s/Angela P. Carlson
                                         By
                                            Angela P. Carlson
                                            Clerk





C/c
Enclosures
Copy:  J. A. Raffaele

        The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.



IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY,  we have hereto signed
our names this    2nd      day of   October     , in the year 1979.



                                 /s/Thomas W. Sherman,         Vice President

                                /s/Angela P. Carlson,          Clerk

                      THE COMMONWEALTH OF MASSACHUSETTS


                            ARTICLES OF AMENDMENT

                   (General Laws, Chapter 164, Section 8B)



               I hereby approve the within articles of amendment

               and, the filing fee in the amount of $50.00

               having been paid, said articles are deemed to have

               been filed with me this    11th

               day of   October                 , 1979  .





                                     /s/ Michael Joseph Connolly

                                     MICHAEL JOSEPH CONNOLLY
                                     Secretary of Commonwealth
                                     State House, Boston, Mass.





               TO BE FILLED IN BY CORPORATION
               PHOTO COPY OF AMENDMENT TO BE SENT

               TO:  Richard L. Brickley, Esquire
                    75 Federal Street
                    Boston, Massachusetts  02110
                    Telephone:  542-0896


                                        Copy Mailed   10-11-79

(Initialed)
Examiner                         The Commonwealth of Massachusetts

                                                         FEDERAL IDENTIFICATION
                                                         NO:    04-2548120
                                                            -------------------

                                      MICHAEL JOSEPH CONNOLLY

                                   Secretary of the Commonwealth

                             ONE ASHBURTON PLACE, BOSTON, MASS. 02108



                         CERTIFICATE OF VOTE OF DIRECTORS ESTABLISHING
                                 A SERIES OF A CLASS OF STOCK
                          General Laws, Chapter 156B, Section 26 and
                                       Chapter 164, 8B

The filing fee to accompany this certificate is $75.00. Make check payable to the Commonwealth of Massachusetts



                                    __________________

We,
                                  Roger A. Young           , President
                                  Angela P. Carlson        , Clerk of


                                 BAY STATE GAS COMPANY
- ----------------------------------------------------------------------------
                                 (Name of Corporation)
located at               120 Royall Street, Canton, Massachusetts 02021,
- ----------------------------------------------------------------------------
do hereby certify that at a meeting of the directors of the corporation held on

September 15, 1982, the following vote establishing and designating a series of a class of stock and determining the relative rights and preferences thereof was duly adopted:

VOTED:  That the Articles of  Organization of this Company, as
- -----   amended, be and hereby are further amended to insert therein immediately after Section 3(B) (4) of the capital stock provisions the following:

        "5.     The fifth series of the Cumulative Preferred Stock,
        $100 par value, shall be designated "Cumulative Preferred Stock, 14.45% Series"; the number of shares of such series which may be issued shall be limited to 100,000 shares; the annual dividend rate per share for such series shall be 14.45% of the par value thereof; the redemption prices for such series shall be $114.45 per share if the date fixed for redemption is on or before August 1, 1983, $112.64 per share if such date is after August 1, 1983 but on or before August 1, 1984, $110.84 per share if such date is after August 1, 1984 but on or before August 1, 1985, $109.03 per share if such date is after August 1, 1985 but on or before August 1, 1986, $107.23 per share if such date is after August 1, 1986 but on or before August 1, 1987, $105.42 per share if such date is after August 1, 1987 but on or before August 1, 1988, $103.61 per share if such date is after August 1, 1988 but on or before August 1, 1989, $101.81 per share if such date is after August 1, 1989 but on or before August 1, 1990 and $100.00 per share if such date is after August 1, 1990, plus in each case dividends accrued thereon to the date fixed for redemption; the distributive amount fixed for said series in the event of any involuntary liquidation, dissolution or winding up of the affairs of the Corporation shall be $100 per share, plus dividends accrued thereon to the date of distribution; and the distributive amount fixed for said series in the event of any voluntary liquidation, dissolution or winding up of the affairs of the Corporation and in the event of any distribution to holders of, or any purchase or acquisition of, shares of Common Stock or any other stock ranking junior to the Cumulative Preferred Stock in respect of the distribution of assets, other than out of or from the Corporation's earned surplus, shall be the applicable redemption price per share, including dividends accrued thereon to the date of distribution as aforesaid.

Note: Votes for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B etc. Continuation sheets must have a left-hand margin 1 inch wide for binding and shall be 8 1/2" x 11." Only one side should be used.

                                                                      2A



     Prior to August 1, 1987, the Corporation shall not, except for purchases made pursuant to this Subsection (B) (5) of Article
IV, Section 3, redeem any shares of the Cumulative Preferred Stock, 14.45% Series, through any refunding operation resulting in a dividend rate, interest rate or other cost of money to the Corporation of less than 14.45% per annum.

     Subject to the provisions of the Articles of Organization and of any law and of any agreement as in effect on October 1, 1982 relating to borrowed money to which the Corporation was, on that date, a party, the Corporation will, on July 1, 1988, and each July 1 thereafter, purchase, at the price of $100 per share, plus dividends accrued to the particular July 1, 20,000 shares of Cumulative Preferred Stock, 14.45% Series, as and for a sinking fund. At its option, the Corporation may purchase on July 1 of each such year not more than 20,000 additional shares thereof, at the price of $100 per share, plus dividends accrued to the particular July 1; provided, however, that the right to purchase such additional shares will not be cumulative and will not affect any such subsequent required purchases hereunder.
The aggregate number of additional shares of Cumulative
Preferred Stock, 14.45% Series, which the Corporation has the option to purchase shall be limited to 25,000 shares thereof.

     Such purchases shall be made from the holders of record of shares of such series at the close of business on the record date for the payment of the quarterly dividend payable on such July 1, and shall be made, as nearly as may be practical and without the purchase of fractional shares, so that the number of shares purchased on any July 1 from each such holder of record shall equal but not exceed that number of shares which bears the same ratio to the number of shares to be purchased as the number of shares so held of record by such holder bears to the total number of shares of such series outstanding on such record date.

     On or before June 1 of each year, commencing June 1, 1988, the Corporation will call for purchase the number of shares to be purchased as aforesaid on the next following July 1 and will mail, postage prepaid, to each holder of record of shares of such series at their respective addresses as the same shall appear on the books of the Corporation, written notice of the Corporation's intent to purchase shares from such holder on such July 1, designating the place at which shares are to be delivered. If such notice of purchase shall have been so mailed, and if on or before the July 1 specified in such notice, all funds necessary for such purchase shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the account of holders of the shares so to be purchased, so as to be and continue to be available therefor, then, on and after such July 1, notwithstanding that any certificate representing the shares of Cumulative Preferred
Stock, 14.45% Series, so called for purchase shall not have been surrendered for cancellation, the shares so called shall no longer be deemed outstanding, the right to receive dividends thereon shall cease to accrue, and all rights with respect to such shares of Cumulative Preferred Stock, 14.45% Series, so called for purchase shall forthwith cease and terminate, except only the right of the holders thereof to receive, out of the funds so set aside in trust, the amount payable on purchase thereof, but without interest, and thereupon such shares shall be deemed canceled and retired. All shares so purchased shall be canceled and shall not be reissued.

                                                        2B



     In case less than all the shares represented by a particular certificate are called for purchase, a new certificate or certificates shall be issued representing the shares not called for purchase.

     The Corporation shall not be obligated to purchase any shares of Cumulative Preferred Stock, 14.45% Series, on any July 1 unless all dividends accrued on all shares of such series shall have been declared or paid, including the quarterly dividend payable on such July 1. The Corporation's obligation to purchase shares of such series shall be cumulative if on any July 1 the Corporation shall (i) fail as the result of its financial inability to purchase any shares or (ii) fail for any other reason to purchase the full number of shares which the Corporation is required to purchase on the particular July 1.
In such case, the number of shares which the Corporation failed to purchase shall be added to the number of shares which the Corporation shall be required to purchase on the next July 1 or, in the event the Corporation shall for any reason be unable to purchase any shares on such next July 1, on the first succeeding July 1 on which the Corporation is not so unable to purchase shares."

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have
hereto signed our names this    22nd      day of  September  in
the year 1982.





                     /s/     Roger A. Young            ,President

                     /s/     Angela P. Carlson         ,Clerk

THE COMMONWEALTH OF MASSACHUSETTS


Certificate of Vote of Directors Establishing
           A Series of a Class of Stock

        (General Laws, Chapter 156B, Section 26, and
        Chapter 164, Section 8B)

        I hereby approve the within certificate and, the filing fee in the amount of $75.00 having been paid, said certificate is hereby filed this 29th day of September 1982.


                              /s/ Michael Joseph Connolly

                              MICHAEL JOSEPH CONNOLLY







                                   Secretary of the Commonwealth
                                   State House, Boston, Mass.










               TO BE FILLED IN BY CORPORATION
                    PHOTO COPY OF CERTIFICATE TO BE SENT


               TO:  Richard L. Brickley, Esq.
                    75 Federal Street
                    Boston, Massachusetts 02110
                    Telephone:  542-0896













                                        Copy Mailed 9-29-82

                      The Commonwealth of Massachusetts

                                                       FEDERAL IDENTIFICATION
                                                       NO:  04-2548120
                                                          -------------------
                           MICHAEL JOSEPH CONNOLLY

                              Secretary of State
                   ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                            ARTICLES OF AMENDMENT
                    General Laws, Chapter 164, Section 8B



This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws. Make check payable to the Commonwealth of Massachusetts.

                              __________________


We,                      Roger A. Young                     ,President
                         Angela P. Carlson                  , Clerk of


                            BAY STATE GAS COMPANY
- -----------------------------------------------------------------------
                            (Name of Corporation)
located at       120 Royall Street, Canton, Massachusetts  02021
          --------------------------------------------------------------

do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held on

April 24, 1986    , by vote of

1,902,440 shares of    Common     out of    2,965,703 shares outstanding,
- -------------------------------------------------------------------------
                  (Class of Stock)

being at least a majority of each class outstanding and entitled to vote thereon:



VOTED: That, in accordance with the provisions of Chapter 164 of the General Laws of the Commonwealth of Massachusetts, as amended, the par value of the Common Stock of this Company be changed, subject to the approval of the Massachusetts Department of Public Utilities (the "DPU"), from $10 to $5 per share, so that the authorized Common Stock of this Company, now in the amount of $35,000,000 consisting of 3,500,000 shares, $10 par value per share, shall be $35,000,000 consisting of 7,000,000 shares, $5 par value per share; and further


   Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8, x 11 sheets of paper leaving a left hand margin of at least 1 inch of binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

VOTED: That, in order to accomplish the foregoing, the President or any Vice President and the Clerk or any Assistant Clerk of the Company be and they are, and each of them singly is, hereby authorized in the name and on behalf of this Company to execute appropriate Articles of Amendment of the Articles of Organization of the Company under Chapter 164, Section 8B, of the General Laws of The Commonwealth of Massachusetts and, subsequent to the approval of the DPU, to cause the same to be filed with the Secretary of said Commonwealth and with the DPU.


(NOTE:  DPU approval in D.P.U. 86-94 dated June 5, 1986.)























     The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B,
Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 2nd day of July, in the year 1986.


                    /s/ Roger A. Young,      President
                    /s/ Angela P. Carlson,   Clerk

THE COMMONWEALTH OF MASSACHUSETTS


         ARTICLES OF AMENDMENT

        (General Laws, Chapter 164, Section 8B)

        I hereby approve the within articles of amendment and, the filing fee in the amount of $75.00 having been paid, said articles are deemed to have been filed with me this 3rd day of July, 1986.






                                 /s/  Michael Joseph Connolly
                                    MICHAEL JOSEPH CONNOLLY
                                      Secretary of State




        TO BE FILLED IN BY CORPORATION
        PHOTO COPY OF AMENDMENT TO BE SENT

        TO:

              Bay State Gas Company
              Att:  Mrs. Angela P. Carlson, Clerk
              120 Royall Street
              Canton, MA  02021

        Telephone: 828-8650





                                                copy mailed

(Initialed)
- -----------
Examiner             The Commonwealth of Massachusetts

                                                       FEDERAL IDENTIFICATION
                                                       NO:    04-2548120
                                                          -------------------
                         MICHAEL JOSEPH CONNOLLY

                           Secretary of State
                ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                        ARTICLES OF AMENDMENT
                 General Laws, Chapter 164, Section 8B

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.



                         __________________

                                                        Exec.
We,                     Thomas W. Sherman             , Vice President
                        Angela P. Carlson             , Clerk  of

                      Bay State Gas Company
- -----------------------------------------------------------------------
                      (Name of Corporation)

located at   120 Royall Street, Canton, Massachusetts  02021
          -------------------------------------------------------------
do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting

held on         January 28,   1988,     by vote of

4,638,729    shares of Common out of   5,997,730   shares outstanding,
- ---------------------------------------------------
                   (Class of Stock)

being at least two-thirds of each class outstanding and entitled to vote thereon.


VOTED: That the Articles of Organization of this Company as amended be and hereby are further amended by insertion therein of the following:

             "No Director shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director notwithstanding any provision of law imposing such


Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8, x 11 sheets of paper leaving a left hand margin of at least 1 inch of binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

liability; provided, however,that this provision shall not eliminate the liability of a Director, to the extent that such liability is provided by applicable law, (i) for any breach of the Director's duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;
(iii) for authorizing certain distributions to shareholders at a time when the Corporation is insolvent; (iv) for approving certain loans to officers or Directors of the Corporation which are not repaid and which were not approved by a majority of disinterested Directors or (v) for any transaction from which the Director derived an improper personal benefit. This provision shall not eliminate the liability of a Director for any act or omission occurring prior to the date upon which this provision becomes effective. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any Director for of with respect to any acts or omissions of such Director occurring prior to such amendment or repeal."









The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the Geneal Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.



IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 22nd day of March, in the year 1988.


                                                        Exec.
                         /s/ Thomas W. Sherman,         Vice President

                         /s/ Angela P. Carlson,         Clerk

THE COMMONWEALTH OF MASSACHUSETTS


                ARTICLES OF AMENDMENT

               (General Laws, Chapter 164, Section 8B)

               I hereby approve the within articles of amendment
               and, the filing fee in the amount of $75.00
               having been paid, said articles are deemed to have
               been filed with me this   25th
               day of   March                 , 1988  .





                                       /s/ Michael Joseph Connolly
                                          MICHAEL JOSEPH CONNOLLY
                                            Secretary of State



               TO BE FILLED IN BY CORPORATION
               PHOTO COPY OF AMENDMENT TO BE SENT

               TO:  Bay State Gas Company
                    Attn:  Mrs. Angela P. Carlson
                    120 Royall Street
                    Canton, MA  02021
                    Telephone:  828-8650

(Initialed)
- -----------
Examiner            The Commonwealth of Massachusetts

                                                       FEDERAL IDENTIFICATION
                                                       NO:  04-2548120
                                                          -------------------

                        MICHAEL JOSEPH CONNOLLY

                    Secretary of the Commonwealth
               ONE ASHBURTON PLACE, BOSTON, MASS. 02108

            CERTIFICATE OF VOTE OF DIRECTORS ESTABLISHING
                    A SERIES OF A CLASS OF STOCK
              General Laws, Chapter 156B, Section 26
                      Chapter 164, Section 8B

The filing fee to accompany this certificate is $100. Make check payable to the Commonwealth of Massachusetts.

                        __________________

We,                 Roger A. Young            ,President  and
                    James J. Flanagan III     , Clerk of


                      BAY STATE GAS COMPANY
- ------------------------------------------------------------------------
                      (Name of Corporation)

located at  120 Royall Street, Canton, Massachusetts  02021
          --------------------------------------------------------------
do hereby certify that at a meeting of the directors of the corporation held on March 13, 1989, the following vote establishing and designating a series of a class of stock and determining the relative rights and preferences thereof was duly adopted.:


VOTED: That the Articles of Organization of this Company, as amended, be and hereby are further amended to insert therein immediately after Section 3(B) (5), of the capital stock provisions the following:

             "6(a) Designation, Amount and Dividends. The sixth series of Cumulative Preferred Stock, $100 par value, shall be designated "Cumulative Preferred Stock, 9.90% Series"; the number of shares of such series shall be 150,000 shares; and the annual dividend rate per share for such series shall be $9.90 per share, accruing and cumulative from and after the date of issue of said shares. Dividends paid on the shares of Cumulative Preferred Stock, 9.90% Series in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro-rata on a share-by-share basis among all such shares at the time outstanding.




Note: Votes for which the space provided above is not sufficient should be set out on continuation sheets to be numbered 2A, 2B, etc. Continuation sheets must have a left-hand margin 1 inch wide for binding and shall be 8 1/2" x 11."
Only one side should be used.                                     ===========

                                                            2A





(b) Certain Restrictions. Whenever the Corporation has not met all obligations matured at such time with respect to mandatory redemptions of Cumulative Preferred Stock, 9.90% Series as hereinafter provided in this Subsection (B)(6), thereafter and until all obligations of the Corporation
matured with respect to mandatory redemptions of Cumulative Preferred   Stock,
9.90% Series shall have been paid in full, the Corporation shall not pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of common stock or other stock of the Corporation junior to the Cumulative Preferred Stock, 9.90% Series.

(c) Mandatory Redemption. On July 1, 1995 and on July 1 of each year thereafter through and including July 1, 2013 and on the maturity date, July 1, 2014, the Corporation shall, so long as any of the shares of Cumulative Preferred Stock, 9.90% Series remain outstanding, set apart out of its funds lawfully available for such purpose for the redemption of the Cumulative Preferred Stock 9.90% Series, that sum in cash which shall be sufficient to redeem, at a price per share equal to $100 plus all accrued and unpaid cumulative dividends thereon (whether or not declared or earned) to the date fixed for such redemption, the lessor of (x) 7,500 shares of Cumulative Preferred Stock, 9.90% Series or (y) the total number of shares of the Cumulative Preferred Stock, 9.90% Series at the time outstanding.

The amounts so set apart pursuant to the preceding paragraph shall be applied by the Corporation, on the respective dates aforesaid, to the redemption (upon the notice and otherwise in the manner hereinafter specified) of the maximum number of whole shares of Cumulative Preferred Stock, 9.90% Series redeemable from such amount so set apart at the price specified in the preceding paragraph.

The redemptions required under the two preceding paragraphs on any July 1 shall be made from the holders of record of shares of the Cumulative Preferred Stock, 9.90% Series at the close of business on the record date for the payment of the quarterly dividend payable on such July 1, and shall be made, as nearly as may be practical and without the purchase of fractional shares, so that the number of shares redeemed on any July 1 from each such holder of record shall equal but not exceed that number of shares which bears the same ratio to the aggregate number of shares of such series to be redeemed as the number of shares so held of record by such holder bears to the total number of shares of such series outstanding on such record date.

On or before June 1 of each year, commencing June 1, 1995, the Corporation will call for redemption the number of shares of the Cumulative Preferred Stock, 9.90% Series to be redeemed as aforesaid on the next following July 1 and will mail, postage prepaid, to each holder of record of shares of such series at their respective addresses as the same shall appear on the books of the Corporation or its transfer agent, written notice of the Corporation's intent to redeem shares from such holder on such July 1. If such notice of redemption shall have been so mailed, and if on or before the July 1 specified in such notice, all funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the account of holders of the shares so to be redeemed, so as to be and continue to be available therefor, then, on and after such July 1 and upon delivery to the holders of the amounts due on account of such redemption, notwithstanding that any certificate representing the shares of Cumulative Preferred Stock, 9.90% Series, so called for redemption shall not have been surrendered for cancellation, the shares so called shall no longer be deemed outstanding, the right to receive dividends thereon shall cease to accrue, and all rights with respect to such shares, so called for redemption shall forthwith cease and terminate, except only the right of the holders thereof to receive, out of the funds so set aside in trust, the amount payable with respect to the redemption of such shares. All shares so redeemed shall be cancelled and shall not be reissued.

The obligation of the Corporation to redeem shares of   Cumulative Preferred
Stock, 9.90% Series pursuant to this Subsection (B)(6)(c) shall be cumulative so that if the full number of shares required to be redeemed as aforesaid on any July 1 shall not be so redeemed, the deficiency shall be made good thereafter as and when funds shall become lawfully available therefor. The Corporation's election to optionally redeem shares of Cumulative Preferred Stock, 9.90% Series pursuant to the provisions of Subsection (B)(6)(d) and Subsection (B)(6)(e) shall not affect its obligations to redeem shares pursuant to the requirements of this Subsection (B)(6)(c) as set forth herein.

                                                            2B

     (d) Optional Redemptions Without Premium. In addition to the redemptions required by Subsection (B)(6)(c) above and the optional redemptions permitted by Subsection (B)(6)(e) below, the Corporation shall have the option (upon the notice and otherwise in the manner set forth in these Articles of Organization) to redeem shares of Cumulative Preferred Stock, 9.90% Series on July 1, 1995 and on July 1 of each year thereafter through and including July 1, 2013 at a redemption price of $100 per share, plus, in each case, all accrued and unpaid cumulative dividends thereon (whether or not declared or earned) to the date fixed for redemption; provided, however, that
(i) the number of shares redeemable pursuant to this paragraph on any such July 1 shall not exceed the lesser of (x) 7,500 shares or (y) the number of shares of such series redeemed on such date pursuant to the provisions of Subsection
(B)(6)(c), and (ii) the right of optional redemption contained in this paragraph shall be non-cumulative.

     (e) Optional Redemptions With Premium. In addition to the mandatory redemptions required by Subsection (B)(6)(c) above and the optional redemptions permitted by the preceding paragraph, the Cumulative Preferred Stock, 9.90% Series shall be redeemable in whole or in part as follows:

     (1) At any time prior to July 1, 1994 at a redemption price equal to the greater of (a) $109.90 per share, plus all dividends accrued thereon (whether or not declared or earned) to the date fixed for redemption, or (b) the sum of (i) $100 per share, (ii) all dividends accrued thereon (whether or not declared or earned) to the date fixed for redemption, plus (iii) a premium equal to the Make-Whole Premium.

        For purposes of this subparagraph (e)(1), "Make-Whole Premium" shall mean with respect to any optional redemption the product of (i) the excess, if any, of (A) the present value as of the date of, but immediately prior to, such redemption of the remaining scheduled mandatory redemptions provided for in Subsection (B)(6)(c) at an aggregate amount determined on the basis of $100 per share and the aggregate amount of the remaining scheduled dividends (including any dividends accrued) on the Cumulative Preferred Stock, 9.90% Series (determined by discounting such amounts on a quarterly compounded basis at the "Reinvestment Yield" from the respective dates on which such mandatory redemptions and dividend payments would have been payable without regard to such optional redemption) over (B) the product of (1) $100 per share multiplied by (2) the total number of shares of Cumulative Preferred Stock, 9.90% Series then outstanding plus dividends accrued thereon to the date fixed for redemption times (ii) a fraction, the numerator of which is the total number of shares of Cumulative Preferred Stock, 9.90% Series to be redeemed on such date pursuant to this subparagraph (e)(1) and the denominator of which is the total number of shares of Cumulative Preferred Stock, 9.90% Series outstanding immediately prior to such optional redemption.



        For purposes of this subparagraph (e)(1), "Reinvestment Yield" shall mean the lesser of (A) 9.90% or (B) the arithmetic mean of the two most recent weekly average yields to maturity for actively traded marketable U.S. Treasury fixed interest securities (adjusted to constant maturities as hereinafter provided equal to the remaining Weighted Average Life of the Cumulative Preferred Stock, 9.90% Series as of the date fixed for redemption of the Cumulative Preferred Stock, 9.90% Series), as published by the Federal Reserve Board in its Statistical Release H.15 (519) for the two calendar weeks ending on the Saturday next preceding such date or, if such average is not published for such period, of a reasonably comparable index designated by the holder or holders of at least 75% of the shares of the Cumulative Preferred Stock, 9.90% Series to be redeemed for such period. If no maturity exactly corresponds to such remaining Weighted Average Life, yields for the two most closely corresponding published maturities shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Yield shall be interpolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest months.



        The "Weighted Average Life" of the Cumulative Preferred Stock, 9.90% Series shall mean as of the time of the determination thereof the number of years obtained by dividing the then Remaining Dollar-years of the Cumulative Preferred Stock, 9.90% Series by an amount equal to the product of $100 multiplied by the total number of shares of Cumulative Preferred Stock, 9.90% Series then outstanding. The term "Remaining Dollar-years" of the Cumulative Preferred Stock, 9.90% Series means the amount obtained by (1) multiplying (A) the amount payable at $100 per share to make each mandatory redemption of Cumulative Preferred Stock, 9.90% Series, by (B) the number of years (calculated at the nearest one-twelfth) which will elapse between the date of determination of the Weighted Average Life of the Cumulative Preferred Stock, 9.90% Series and the date of that mandatory redemption and (2) totaling all the products obtained in the computation pursuant to clause (1).

                                                                   2C





(2) At any time on or after July 1, 1994 at price per share as follows:


    If Redeemed During
    the Twelve Month                           Optional
  Period Beginning July 1                  Redemption Price
- --------------------------                ------------------
         1994                                   $107.84
         1995                                   $107.43
         1996                                   $107.01
         1997                                   $106.60
         1998                                   $106.19
         1999                                   $105.78
         2000                                   $105.36
         2001                                   $104.95
         2002                                   $104.54
         2003                                   $104.13
         2004                                   $103.71
         2005                                   $103.30
         2006                                   $102.89
         2007                                   $102.48
         2008                                   $102.06
         2009                                   $101.65
         2010                                   $101.24
         2011                                   $100.83
         2012                                   $100.41
         2013                                   $100.00

        Plus, in each case, all accrued and unpaid cumulative dividends thereon (whether or not declared or earned) to the date fixed for redemption.

        (f)  Liquidation.  Dissolution or Winding Up.

        (1) Upon any voluntary liquidation, dissolution or winding up of the Corporation, the amount payable on each share of Cumulative Preferred Stock, 9.90% Series shall be the amount per share which would be payable if the Corporation then had elected to redeem the Cumulative Preferred Stock, 9.90% Series pursuant to Subsection (B)(6)(e) hereof.

        (2) Upon any involuntary liquidation, dissolution or winding up of the Corporation, the amount payable on each share of Cumulative Preferred Stock, 9.90% Series shall be $100 per share plus all dividends accrued thereon (whether or not declared or earned) to the date fixed for distribution.



IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have
hereto signed our names this   15th       day of   March , in
the year 1989.





                    /s/ Roger A. Young      ,President

                    /s/ J.J.  Flanagan III  ,Clerk

                      THE  COMMONWEALTH OF MASSACHUSETTS

                Certificate of Vote of Directors Establishing
                         A Series of a Class of Stock


                   (General Laws, Chapter 156B, Section 26)
                    Chapter 164, Section 8B)

                    I hereby approve the within certificate and,
                    filing fee in the amount of $100.00
                    having been paid, said certificate is
                    hereby filed with me this      15th
                    day of      March           , 1989  .



                              /s/ Michael J. Connolly

                              MICHAEL JOSEPH CONNOLLY
                                Secretary of the Commonwealth
                                 State House, Boston, Mass.


                    TO BE FILLED IN BY CORPORATION
                     PHOTO COPY OF CERTIFICATE TO BE SENT

                    TO:  James J. Flanagan III
                         Treasurer
                         Bay State Gas Company
                         120 Royall Street
                         Canton, MA  02021






                                        Copy Mailed

(Initialed)
- -----------
Examiner             The Commonwealth of Massachusetts

                                                        FEDERAL IDENTIFICATION
                                                        NO:  04-2548120
                                                           -------------------

                        MICHAEL JOSEPH CONNOLLY

                           Secretary of State
               ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                         INCREASE OF CAPITAL
                        ARTICLES OF AMENDMENT
                General Laws, Chapter 164, Section 8B

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                           __________________


We,                Roger A. Young                , President and
                   James J. Flanagan III         , Clerk of


                       BAY STATE GAS COMPANY
- --------------------------------------------------------------------------
                       (Name of Corporation)
located at    120 Royall Street, Canton, Massachusetts 02021,
          ----------------------------------------------------------------
do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting held
on     January 26     , 1989      , by vote of

4,982,403  shares of Common out of 6,050,313 shares outstanding, being at
- -----------         --------       ---------
               (Class of  Stock)
least a majority of each class outstanding and entitled to vote thereon1:

VOTED:That the Articles of Organization of the Company be amended to increase the authorized capital stock of this Company by $25,000,000 by increasing the number of authorized shares of Common Stock, $5 par value, by 5,000,000 shares, thereby increasing the total number of shares for all classes of stock which the Company has authority to issue from 7,350,000 to 12,350,000, of which 12,000,000 shall be shares of
      Common Stock, $5 par value; 150,000 shall be shares of Cumulative Preferred Stock, $50 par value; and 200,000 shall be shares of Cumulative Preferred Stock, $100 par value.

  1 For amendments adopted pursuant to Chapter 156B, Section 70.



  Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8, x 11 sheets of paper leaving a left hand margin of at least 1 inch of binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.



The total amount of capital stock
  already authorized is              150,000  shares preferred, $50 par value
                                     200,000  shares preferred, $100 par value
                                   7,000,000  shares common, $5 par value

The total amount of capital stock
   already issued is                  58,255  shares preferred, $50 par value
                                      30,962  shares preferred, $100 par value
                                   6,064,041  shares common, $5 par value

The amount of the increase of the
  authorized capital stock is      5,000,000  common, $5 par value

The amount of the authorized         150,000  preferred, $50 par value
  capital stock after increase is    200,000  preferred, $100 par value
                                  12,000,000  common, $5 par value


NOTE: None of the authorized shares of Common Stock, $10 par value of the Company will be issued without receiving prior written approval from the Massachusetts Department of Public Utilities.


The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed
our names this  15th  day of   March  , in the year  1989.



                      /s/Roger A. Young            President
- ---------------------------------------------------

                      /s/James J. Flanagan, III    Clerk
- ---------------------------------------------------

THE COMMONWEALTH OF MASSACHUSETTS

                ARTICLES OF AMENDMENT

                (General Laws, Chapter 164, Section 8B)

                I hereby approve the within articles of amendment and, the filing fee in the amount of $25,000.00 having been paid, said articles are deemed to have been filed with me this 15th
                day of     March                         ,  1989.

                /s/ Michael J. Connolly

                MICHAEL JOSEPH CONNOLLY
                     Secretary of State




               TO BE FILLED IN BY CORPORATION
                   PHOTO COPY OF AMENDMENT TO BE SENT

               TO:
                  James J. Flanagan, III
               --------------------------------------
                  Treasurer
               --------------------------------------
                  Bay State Gas Company
               --------------------------------------
                  120 Royall Street, Canton, MA 02021
               --------------------------------------
               Telephone      617-828-8650
                        -----------------------------




                                        Copy Mailed

(Initialed)
- -----------
Examiner         The Commonwealth of Massachusetts

                                                    FEDERAL IDENTIFICATION
                                                    NO: 04-2548120
                                                       -------------------
                      MICHAEL JOSEPH CONNOLLY

                        Secretary of State
             ONE ASHBURTON PLACE, BOSTON, MASS. 02108


                       ARTICLES OF AMENDMENT
             General Laws, Chapter 164, Section 8B

This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                        __________________

We,       Roger A. Young                   , President and
          James J. Flanagan III            , Clerk

                     BAY STATE GAS COMPANY
- -------------------------------------------------------------------------
                     (Name of Corporation)
located at   120 Royall Street, Canton, Massachusetts 02021,
          ---------------------------------------------------------------
do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting

held on   January 26        , 1989      , by vote of

4,850,967 shares of Common  out of 6,050,313 shares outstanding, being at
- ----------         ---------      -----------
              (Class of  Stock)

least a majority of each class outstanding and entitled to vote thereon1:

VOTED: That, in accordance with the provisions of Chapter 164 of the General Laws of The Commonwealth of Massachusetts, as amended, the par value of the Common Stock of this Company be changed, subject to the approval of the Massachusetts Department of Public Utilities (the "DPU"), from $5 to $3.33 1/3 per share, so that the authorized Common Stock of this Company, which will be in the amount of $60,000,000 consisting of 12,000,000 shares, $5 par value per share, shall become $60,000,000 consisting of 18,000,000 shares, $3.33 1/3 par value per share; and further

   1 For amendments adopted pursuant to Chapter 156B, Section 70.







   Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8, x 11 sheets of paper leaving a left hand margin of at least 1 inch of binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

VOTED:That in order to accomplish the foregoing, the President or any Vice President and the Clerk or any Assistant Clerk of the Company be and they are, and each of them singly is, hereby authorized in the name and on behalf of this Company to execute appropriate Articles of Amendment of the Articles of Organization of the Company under Chapter 164, Section 8B, of the General Laws of The Commonwealth of Massachusetts and, subsequent to the approval of the DPU, to cause the same to be filed with the Secretary of said Commonwealth and with the DPU.

(NOTE:  Approval by DPU was received on April 26, 1989 in Docket
DPU 89-46 with respect to the foregoing.)









        The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

        IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 18th day of May, in the year 1989


                    /s/Roger A. Young          President/Vice President
        ---------------------------------------

                    /s/James J. Flanagan, III  Clerk/Assistant Clerk
        ---------------------------------------

      THE COMMONWEALTH OF MASSACHUSETTS

               ARTICLES OF AMENDMENT

               (General Laws, Chapter 164, Section 8B)

               I hereby approve the within articles of amendment
               and, the filing fee in the amount of  $100.00
               having been paid, said articles are deemed to have
               been filed with me this   18th
               day of   May             ,  1989     .


                /s/Michael J. Connolly
               MICHAEL JOSEPH CONNOLLY
                 Secretary of State




               TO BE FILLED IN BY CORPORATION
                PHOTO COPY OF AMENDMENT TO BE SENT

               TO:

                    James J. Flanagan, III, Treasurer
                    ------------------------------------
                    Bay State Gas Company
                    ------------------------------------
                    120 Royall Street, Canton, MA  02021
                    ------------------------------------
                    Telephone      617-828-8650
                             ---------------------------




                                                Copy Mailed

(Initialed)
- -----------
Examiner        The Commonwealth of Massachusetts
                                                 FEDERAL IDENTIFICATION
                                                 NO:   04-2548120
                                                    -------------------

                     MICHAEL JOSEPH CONNOLLY

                       Secretary of State
            ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                       INCREASE OF CAPITAL
                      ARTICLES OF AMENDMENT
              General Laws, Chapter 164, Section 8B



This certificate must be submitted to the Secretary of the Commonwealth within sixty days after the date of the vote of stockholders adopting the amendment. The fee for filing this certificate is prescribed by General Laws, Chapter 156B, Section 114. Make check payable to the Commonwealth of Massachusetts.

                        __________________



We,       Roger A. Young                     , President and
          James J. Flanagan III              , Clerk of

                       BAY STATE GAS COMPANY
- ------------------------------------------------------------------------
                       (Name of Corporation)
located at        120 Royall Street, Canton, MA  02021
           -------------------------------------------------------------
do hereby certify that the following amendment to the articles of organization of the corporation was duly adopted at a meeting

held on January 25        ,1990      , by vote of

7,719,718   shares of  Common  out of  10,279,450 shares outstanding, being at
- ------------         ----------      -------------
                 (Class of Stock)
least a majority of each class outstanding and entitled to vote thereon:1


VOTED: That the Articles of Organization of the Company be amended to increase the authorized capital stock of this Company by $60,000,000 by increasing the number of authorized shares of Common Stock, $3.33 1/3 par value, by 18,000,000 shares, thereby increasing the total number of shares of all classes of stock which the Company has authority to issue from 18,350,000 to 36,350,000, of which 36,000,000 shall be shares of Common Stock, $3.33 1/3 par value; 150,000 shall be shares of Cumulative Preferred Stock, $50 par value; and 200,000 shall be shares of Cumulative Preferred Stock, $100 par value.

   1 For amendments adopted pursuant to Chapter 156B, Section 70.

   Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8, x 11 sheets of paper leaving a left hand margin of at least 1 inch for binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.



The total amount of capital stock      150,000 shares preferred, $50 par value
 already authorized is                 200,000 shares preferred, $100 par value
                                    18,000,000 shares common, $3.33 1/3 par value

The total amount of capital stock       56,546 shares preferred, $50 par value
 already outstanding is                180,561 shares preferred, $100 par value
                                    10,308,398 shares common, $3.33 1/3 par value

The amount of the increase of the   18,000,000 shares common, $3.33 1/3 par value
 authorized capital stock is

The amount of the authorized           150,000 shares preferred, $50 par value
 capital stock after increase is       200,000 shares preferred, $100 par value
                                    36,000,000 shares common, 3.33 1/3

NOTE: None of the authorized shares of Common Stock, $3.33 1/3 par value of the Company will be issued without receiving prior written approval from the Massachusetts Department of Public Utilities. All shares of Common Stock outstanding are as at 2/28/90.


The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of the General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.



IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have  hereto signed
our names this  13th  day of   March  , in the year  1990.



                          /s/Roger A. Young             President
- --------------------------------------------------------

                          /s/James J. Flanagan, III     Clerk
- --------------------------------------------------------

THE COMMONWEALTH OF MASSACHUSETTS

         ARTICLES OF AMENDMENT

        (General Laws, Chapter 164, Section 8B)

        I hereby approve the within articles of amendment
        and, the filing fee in the amount of  $60,000.00
        having been paid, said articles are deemed to have
        been filed with me this      15th
        day of    March         ,  1990     .



          /s/Michael J. Connolly
         MICHAEL JOSEPH CONNOLLY
           Secretary of State



         TO BE FILLED IN BY CORPORATION
          PHOTO COPY OF AMENDMENT TO BE SENT

         TO:
             James J. Flanagan, III
         ----------------------------------------
             Bay State Gas Company
         ----------------------------------------
             120 Royall Street, Canton, MA  02021
         ----------------------------------------
         Telephone      617-828-8650
                  -------------------------------




                                        Copy Mailed

                      The Commonwealth of Massachusetts
- ------------------
 Examiner      OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                      WILLIAM FRANCIS GALVIN, Secretary
                  ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                       ARTICLES OF AMENDMENT
                                                        FEDERAL IDENTIFICATION
                                                        NO: 04-2548120
                                                           -------------------
                   General Laws, Chapter 164, Section 8B


                                                       Executive
We,                     Thomas W. Sherman        ,     Vice President, and
                        Charles H. Tenney III          , Clerk  of

                     Bay State Gas Company
- ------------------------------------------------------------------------------
                 (EXACT Name of Corporation)
located at: 300 Friberg Parkway; Westborough, Massachusetts 01581

do hereby certify that the following amendment to the ARTICLES OF

AMENDMENT affect Articles NUMBERED:    V
                                   ---------
- ------------------------------------------------------------------------------
       (Number those articles 1,2,3,4,5 and/or 6 being amended hereby) of the Articles of Organization were duly adopted at a meeting

held on     Jan. 26    , 1995, by vote of
       ----------------
9,861,896 shares of common  .out of 13,337,794  shares outstanding,
- ----------         ---------       -------------
              type, class & series, (if any)
being at least two-thirds of each class outstanding and entitled to vote thereon:

VOTED:  That Article V of the Agreement and Plan of
        Consolidation dated as of August 28, 1974, between Brockton Taunton Gas Company, a Massachusetts corporation, and Bay State Gas Company, a Massachusetts corporation, which Agreement forms part of the Articles of Organization of Bay State Gas Company (the "Company"), is hereby amended by deleting said Article V from the Articles of Organization of the Company.


Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8, x 11 sheets of paper leaving a left hand margin of at least 1 inch of binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

LATER EFFECTIVE DATE: ___________________________.

IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto signed our names this 26th day of January , in the year 1995 .


                    /s/Thomas W. Sherman         ,Executive Vice President

                    /s/Charles H. Tenney III     ,Clerk

           THE COMMONWEALTH OF MASSACHUSETTS

               ARTICLES OF AMENDMENT

               General Laws, Chapter 164, Section 8B
===========================================================================

               I hereby approve the within articles of amendment
               and, the filing fee in the amount of $
               having been paid, said articles are deemed to have
               been filed with me this 26th
               day of  January             , 1995  .





               WILLIAM FRANCIS GALVIN
                 Secretary of State



               TO BE FILLED IN BY CORPORATION
     PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT


               TO:  Charles H. Tenney III
                    Bay State Gas Company
                    300 Friberg Parkway
                    Westborough, MA  01581

                     Telephone:  (508) 836-7000

                  The Commonwealth of Massachusetts

- ------------
  Examiner   OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                 WILLIAM FRANCIS GALVIN, Secretary
             ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                        ARTICLES OF AMENDMENT
                                                  FEDERAL IDENTIFICATION
                                                  NO: 04-2548120
                                                     -----------
                General Laws, Chapter 164, Section 8B


                                                   Executive
We,                     Thomas W. Sherman        , Vice President, and
                        Charles H. Tenney III    , Clerk of

                       Bay State Gas Company
- --------------------------------------------------------------------------
                   (EXACT Name of Corporation)

located at:   300 Friberg Parkway; Westborough, Massachusetts 01581
           ---------------------------------------------------------------
                (MASSACHUSETTS Address of Corporation)
do hereby certify that the following amendment to the ARTICLES OF AMENDMENT affect Articles NUMBERED: III
                         -----
- ---------------------------------------------------------------------------
        (Number those articles 1,2,3,4,5 and/or 6 being amended hereby)

of the Articles of Organization were duly adopted at a meeting

held on     Jan. 26    , 1995, by vote of

11,029,753 shares of common out of 13,337,794 shares outstanding,
- -----------         --------      ------------
              type, class & series, (if any)

being at least two-thirds of each class outstanding and entitled to vote thereon:


VOTED: That the Articles or Organization of this Company as amended be and hereby are further amended by the addition of the following paragraph to Article III of such Articles or
        Organization:

             "The Corporation shall also have the authority to carry on any business or other activity itself, through a wholly or partially






   Note: If the space provided under any Amendment or item on this form is insufficient, additions shall be set forth on separate 8, x 11 sheets of paper leaving a left hand margin of at least 1 inch of binding. Additions to more than one Amendment may be continued on a single sheet so long as each Amendment requiring each such addition is clearly indicated.

owned subsidiary or affiliate, or as a joint venture with, partner of, as an investor in, or any other arrangement with any other corporation, trust, firm, entity or individual which may be lawfully carried on by a corporation organized under Chapter 164 of the General Laws of Massachusetts whether or not related or connected to those objectives and purposes specifically referred to herein."










The foregoing amendment will become effective when these articles of amendment are filed in accordance with Chapter 156B, Section 6 of The General Laws unless these articles specify, in accordance with the vote adopting the amendment, a later effective date not more than thirty days after such filing, in which event the amendment will become effective on such later date.

LATER EFFECTIVE DATE: ___________________________.



IN WITNESS WHEREOF AND UNDER THE PENALTIES OF PERJURY, we have hereto
signed our names this    26th      day of    January      , in the year 1995 .


                    /s/Thomas W. Sherman             ,Executive Vice President

                    /s/Charles H. Tenney III         ,Clerk

  THE COMMONWEALTH OF MASSACHUSETTS


       ARTICLES OF AMENDMENT

       General Laws, Chapter 164, Section 8B

=============================================================================

       I hereby approve the within articles of amendment
       and, the filing fee in the amount of $
       having been paid, said articles are deemed to have
       been filed with me this 26th
       day of  January                  , 1995  .







       WILLIAM FRANCIS GALVIN
          Secretary of State


       TO BE FILLED IN BY CORPORATION
        PHOTOCOPY OF ARTICLES OF AMENDMENT TO BE SENT

               TO:  Charles H. Tenney III
                    Bay State Gas Company
                    300 Friberg Parkway
                    Westborough, MA  01581

                    Telephone:  (508) 836-7000